UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
COMPANIES

Investment Company Act file number 811-5349

Goldman Sachs Trust

(Exact name of registrant as specified in charter)

4900 Sears Tower, Chicago, Illinois 60606-6303

(Address of principal executive offices) (Zip code)

Howard B. Surloff, Esq.	Copies to:
Goldman, Sachs & Co.	Jeffrey A. Dalke, Esq.
One New York Plaza	Drinker Biddle & Reath LLP
New York, New York 10004	One Logan Square
18th and Cherry Streets
Philadelphia, PA 19103

(Name and address of agents for service)

Registrant’s telephone number, including area code: (312) 655-4400

Date of fiscal year end: August 31

Date of reporting period: February 28, 2005

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

Goldman Sachs Funds GROWTH EQUITY FUNDS Semiannual Report February 28, 2005 Long-term capital growth potential from a diversified portfolio of equity investments.

Goldman Sachs Growth Equity Funds GOLDMAN SACHS CAPITAL GROWTH FUND GOLDMAN SACHS STRATEGIC GROWTH FUND GOLDMAN SACHS CONCENTRATED GROWTH FUND GOLDMAN SACHS GROWTH OPPORTUNITIES FUND NOT FDIC-INSURED May Lose Value No Bank Guarantee

GOLDMAN SACHS GROWTH EQUITY FUNDS What Differentiates Goldman Sachs’ Growth Investment Process? For over 24 years, the Goldman Sachs Growth Team has consistently applied a three-step investment process based on our belief that wealth is created through the long-term ownership of growing businesses. GOLDMAN SACHS’ GROWTH INVESTMENT PROCESS 1 BUY THE BUSINESS ? 2 BUY HIGH-QUALITY GROWTH BUSINESSES ? 3 BUY AT AN ATTRACTIVE VALUATION 1 BUY THE BUSINESS Make decisions as long-term business owners rather than as stock traders Perform in-depth, fundamental research Focus on long-term structural and competitive advantages Result Performance driven by the compounding growth of businesses over time — not short-term market movements Long-term participation in growing businesses — less reliance on macroeconomic predictions, market timing, sector rotation or momentum 2 BUY HIGH-QUALITY GROWTH BUSINESSES Identify high quality growth businesses. Result Some required investment criteria include: Investment in businesses that we believe Established brand names are strategically positioned for consistent Dominant market shares long-term growth Pricing power Recurring revenue streams Free cash flow Long product life cycles Favorable long-term growth prospects Excellent management 3 BUY AT AN ATTRACTIVE VALUATION Perform rigorous valuation analysis of every potential investment Use valuation tools and analytics to ensure that the high-quality business franchises we have identified also represent sound investments Result Good investment decisions based on solid understanding of what each business is worth Attractive buying opportunities as the stock prices of quality growth businesses fluctuate over time 1

PORTFOLIO RESULTS Capital Growth Fund Dear Shareholder, This report provides an overview on the performance of the Goldman Sachs Capital Growth Fund during the six-month reporting period that ended February 28, 2005. Performance Review Over the six-month period that ended February 28, 2005, the Fund’s Class A, B, C, Institutional, and Service Shares generated cumulative total returns, without sales charges, of 5.13%, 4.73%, 4.74%, 5.38%, and 5.13%, respectively. These returns compare to the 7.67% cumulative total returns of the Fund’s benchmark, the Russell 1000 Growth Index (with dividends reinvested), over the same time period. While the Fund generated positive absolute results during the period, it lagged its benchmark on a relative basis. This was largely the result of weakness in both the Media and Finance sectors. Conversely, the portfolio benefited from strength in the Consumer Discretionary sector. Detractors from performance in the Media sector included Lamar Advertising Co. and Univision Communications, Inc. Lamar Advertising reported continued strength in revenue growth during the fourth quarter 2004. However, the company had to take a large one-time depreciation expense due to billboards destroyed during last year’s hurricanes in the Southern U.S. We believe the one-time charge does not change the fundamentals of the business which generates strong operating free cash flow. Univision’s stock fell after it indicated that fourth quarter 2004 revenues would come in below expectations due to a weak television network scatter business. The scatter market is where national advertisers make a national purchase for a short period of time to supplement their other advertising commitments on a specific network. Univision’s weakness is primarily due to several advertisers, particularly retailers, who were absent from 2004’s scatter market. The company has more exposure to the network scatter business than a traditional broadcast network because it does not sell out its entire television inventory. Univision is willing to run fewer minutes of commercials in order to maintain pricing power. Importantly, the businesses that represent 90% of Univision’s revenues remain strong. These include the upfront advertising commitments on the network, its television station group, and a radio station group. Towards the end of the reporting period, its stock rallied strongly. Overall, Fannie Mae and Freddie Mac also hurt results during the period. Fannie Mae’s stock pulled back sharply after it announced that it would cut its dividend in half. While the move is expected to add $250 million per quarter to retained earnings, it is more of a symbolic gesture to its regulator and Congress, suggesting a cultural change at Fannie Mae. Importantly, we believe that the dividend reduction neither diminishes the firm’s earnings power, nor does it hurt cash flow. Although Fannie Mae’s and Freddie Mac’s stock generally is susceptible to headline risk, we believe their Congressional charters, which give the companies their competitive advantages, remain intact. Within the Consumer Discretionary sector, Marriot International, Inc., Starwood Hotels & Resorts Worldwide, Inc., and Harrah’s Entertainment, Inc. were top contributors to performance. We believe the Fund’s holdings that are exposed to the U.S. lodging industry are favorably positioned. While demand slowed in 2001 and 2002 as the U.S. economy cooled, supply growth in the lodging industry slowed as well. As it generally takes two to three years 2

PORTFOLIO RESULTS

to build an upscale hotel, we have reasonably good visibility of the new supply entering the U.S. lodging market. Harrah's stock benefited from a solid fourth quarter 2004 earnings report, released in February 2005, which was driven by broad strength across the company's geographically diverse set of gaming properties. The company owns and operates casinos in virtually every major gaming market in the country. Harrah's seeks to drive shareholder value through same-store growth, acquisition, and selective new-build projects, while focusing on return-on-invested-capital.

Performance in the Technology sector was mixed. QUALCOMM, Inc.'s stock sold off in January 2005 after its second quarter guidance disappointed investors. QUALCOMM cited a smaller handset market and increased research and development expenses as chief reasons for the adjustment. We maintain high confidence in the growth of the Code Division Multiple Access (CDMA) market and believe QUALCOMM's stock is attractively valued.

Portfolio Composition

As bottom-up stock pickers, we focus on the real worth of the business and, to the extent that we find several businesses in related industries that have long-term growth potential, we may become heavily invested in a particular sector. With this in mind, as of February 28, 2005, Technology, Consumer Discretionary and Finance were the largest sectors in the Fund's portfolio. The Fund tends to avoid making heavy investments in Capital Goods, Basic Industry, and other cyclical companies that we feel are typically incapable of exhibiting long-term growth. These types of businesses do not typically have the pricing power and strong business franchise characteristics that we prefer.

Sector Allocation (Percentage of Portfolio)
as of 2/28/05


20%
15%
10%
5%
0%
16.2%
10.3%
2.9%
0.7%
12.5%
12.3%
11.4%
6.5%
19.7%
5.4%
2.1%
Consumer Discretionary
Consumer Staples
Cyclicals
Energy
Finance
Health Care
Media
Producer Goods & Services
Technology
Short Term Investments
Utilities

The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. Short term investments include repurchase agreements and securities lending collateral.

3

PORTFOLIO RESULTS Portfolio Highlights During the reporting period, there were a number of holdings that enhanced results, including the following: Dell, Inc. — Dell posted record third quarter 2004 sales during the period and saw profits surge 25%, fueled by the double-digit growth in the corporate and government sectors, both domestically and abroad. Dell also reported that the company spent $1.3 billion to buy back 38 million shares of its own stock during the third quarter, bringing the total amount of repurchased stock to $3.3 billion for 2004. PepsiCo, Inc. — Pepsi’s strength has been driven by its dominance in the fast-growing global snack food and non-carbonated beverage categories. Its Frito-Lay unit boasts nine of the top ten selling snack food brands in the U.S. Pepsi also benefits from owning the top sports drink (Gatorade), bottled water (Aquafina), and juice businesses (Tropicana). Pepsi’s recent success is due to a strategy that focuses on enhancing its core Frito-Lay business, focusing its soft drink efforts on markets where it has some advantages of scale, and making strategic acquisitions that leverage its distribution system. Checkfree Corp. — Checkfree Corp. continued to rise throughout the reporting period. As a leader in electronic bill pay services, Checkfree has benefited from the trend for banks to offer free bill payment services to its customers in order to lower account attrition and increase revenue per customer. Wachovia-First Union, the third largest bank in the U.S., was the most recent to announce that it will use Checkfree to offer free bill payment to its customers. Given the stock’s strong appreciation, we subsequently sold it to capture profits. We thank you for your investment and look forward to your continued confidence. Goldman Sachs Growth Equity Investment Team New York, March 18, 2005 4

FUND BASICS

Capital Growth Fund

as of February 28, 2005

Assets Under Management

$1.9 Billion

Number of Holdings

70

NASDAQ SYMBOLS

Class A Shares

GSCGX

Class B Shares

GSCBX

Class C Shares

GSPCX

Institutional Shares

GSPIX

Service Shares

GSPSX

PERFORMANCE REVIEW

September 1, 2004–February 28, 2005	Fund Total Return (based on NAV)[1]	Russell 1000 Growth Index[2]
Class A	5.13%	7.67%
Class B	4.73	7.67
Class C	4.74	7.67
Institutional	5.38	7.67
Service	5.13	7.67

[1] The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund's performance reflects the reinvestment of dividends and other distributions. The Fund's performance does not reflect the deduction of any applicable sales charges.

[2] The Russell 1000 Growth Index is an unmanaged index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Index figures do not reflect any deduction for fees, expenses or taxes.

STANDARDIZED TOTAL RETURNS[3]

For the period ended 12/31/04	Class A	Class B	Class C	Institutional	Service
One Year	2.76%	3.00%	6.95%	9.21%	8.68%
Five Years	-5.69	-5.70	-5.32	-4.23	-4.71
Ten Years	10.12	N/A	N/A	N/A	10.66[4]
Since Inception	10.87 (4/20/90)	7.81 (5/1/96)	4.26 (8/15/97)	5.43 (8/15/97)	11.24[4] (4/20/90)

[3] **The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional and Service Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.**

[4] Performance data for Service Shares prior to August 15, 1997 (commencement of operations) is that of Class A Shares (excluding the impact of front-end sales charges applicable to Class A Shares since Service Shares are not subject to any sales charges). Performance of Class A Shares of the Capital Growth Fund reflects the expenses applicable to the Fund's Class A Shares. The fees applicable to Service Shares are different from those applicable to Class A Shares which impact performance ratings and rankings for a class of shares.

Total return figures in the above charts represent past performance and do not guarantee future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the total return figures in the above charts. Please visit www.gs.com/funds to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

5

FUND BASICS TOP 10 HOLDINGS AS OF 2 / 2 8 / 0 5 5 Holding % of Net Assets Line of Business Microsoft Corp. 4.3% Computer Software PepsiCo, Inc. 3.6 Food & Beverage Dell, Inc. 3.5 Computer Hardware The McGraw-Hill Companies., Inc. 3.5 Commercial Services Wal-Mart Stores, Inc. 3.3 Retailing QUALCOMM, Inc. 3.2 Semiconductors Lowe’s Companies, Inc. 3.0 Retailing Fannie Mae 3.0 Financials Viacom, Inc. Class B 2.9 Diversified Media Avon Products, Inc. 2.6 Household/Personal Care 5The top 10 holdings may not be representative of the Fund’s future investments. 6

PORTFOLIO RESULTS Strategic Growth Fund Dear Shareholder, This report provides an overview on the performance of the Goldman Sachs Strategic Growth Fund during the six-month reporting period that ended February 28, 2005. Performance Review Over the six-month period that ended February 28, 2005, the Fund’s Class A, B, C, Institutional, and Service Shares generated cumulative total returns, without sales charges, of 4.11%, 3.74%, 3.60%, 4.32%, and 3.95%, respectively. These returns compare to the 7.67% cumulative total return of the Fund’s benchmark, the Russell 1000 Growth Index (with dividends reinvested), over the same time period. While the Fund generated positive absolute results during the period, it lagged its benchmark on a relative basis. This was largely the result of weakness in both the Finance and Media sectors. On the positive side, the Fund benefited from strength in the Consumer Discretionary and Consumer Staples sectors. The Fund’s holdings in Freddie Mac and Fannie Mae detracted from results during the period. We believe their shares have been weak due to legislation under consideration in Congress which would strengthen the powers of their regulator, the Office of Federal Housing Enterprise Oversight (OFHEO). We feel the majority of the weakness can be traced to comments made by Federal Reserve Board Chairman Greenspan, in which he said that the purpose of Freddie Mac’s and Fannie Mae’s large mortgage portfolios did not make sense and that the companies’ should shrink their portfolios over the next five to seven years. With the exception of the Bush Administration, whose current position is not known, we believe that most influential policy makers are focused on strengthening OFHEO and not impairing the companies’ business models, as Mr. Greenspan has suggested. Even if Mr. Greenspan’s ideas about decreasing Freddie Mac’s and Fannie Mae’s portfolios were passed by Congress, we believe the firms are still trading slightly below their liquidation values. Detractors from performance in the Media sector included Lamar Advertising Co. and Univision Communications, Inc. Lamar Advertising reported continued strength in revenue growth during the fourth quarter 2004. However, the company had to take a large one-time depreciation expense due to billboards destroyed during last year’s hurricanes in the Southern U.S. We believe the one-time charge does not change the fundamentals of the business which generates strong operating free cash flow. Univision’s stock fell after it indicated that fourth quarter 2004 revenues would come in below expectations due to a weak television network scatter business. The scatter market is where national advertisers make a national purchase for a short period of time to supplement their other advertising commitments on a specific network. Univision’s weakness is primarily due to several advertisers, particularly retailers, who were absent from 2004’s scatter market. The company has more exposure to the network scatter business than a traditional broadcast network because it does not sell out its entire television inventory. Univision is willing to run fewer minutes of commercials in order to maintain pricing power. Importantly, the businesses that represent 90% of Univision’s revenues remain strong. 7

PORTFOLIO RESULTS These include the upfront advertising commitments on the network, its television station group, and a radio station group. Towards the end of the reporting period, its stock rallied strongly. Several holdings in the Consumer Discretionary sector, including Harrah’s Entertainment, Inc. and Lowe’s Companies, Inc., contributed to performance. Harrah’s stock benefited from a solid quarterly earnings report, released in February 2005, which was driven by broad strength across the company’s geographically diverse set of gaming properties. The company owns and operates casinos in virtually every major gaming market in the country. Harrah’s seeks to drive shareholder value through same-store growth, acquisition, and selective new-build projects, while focusing on return-on-invested-capital. Lowe’s also positively impacted performance. The company is the second largest home improvement retailer after Home Depot and has benefited from increased remodeling of an aging housing stock, as well as an increasing rate of home ownership. Within Consumer Staples, PepsiCo, Inc. and Wm. Wrigley Jr. Co. contributed positively to performance. Pepsi’s strength has been driven by its dominance in the fast-growing global snack food and non-carbonated beverage categories. Its Frito-Lay unit boasts nine of the top ten selling snack food brands in the U.S. Pepsi also benefits from owning the top sports drink (Gatorade), bottled water (Aquafina), and juice businesses (Tropicana). Pepsi’s recent success is due to a strategy that focuses on enhancing its core Frito-Lay business, focusing its soft drink efforts on markets where it has some advantages of scale, and making strategic acquisitions that leverage its distribution system. Wrigley also aided performance. The company has an extremely strong global consumer franchise and enjoys better than 50% worldwide market share of the chewing gum category. The company continues to penetrate the world’s markets. Portfolio Composition The Strategic Growth Fund invests primarily in large-cap growth stocks. More specifically, we seek businesses with dominant market share, established brand name, pricing power, recurring revenue stream, and free cash flow. Additionally, we seek companies with high returns on invested capital, predictable growth, sustainable growth, long product life cycle, enduring competitive advantage, favorable demographic trends and excellent management. The Fund is more selective and focused than many mutual funds and there are typically 50 to 70 holdings in the portfolio. 8

PORTFOLIO RESULTS

Sector Allocation (Percentage of Portfolio)

as of 2/28/05


25%
20%
15%
10%
5%
0%
17.4%
8.5%
1.7%
12.5%
14.1%
13.3%
8.9%
0.7%
21.7%
1.2%
Cosumer Discretionary
Consumer Staples
Cyclicals
Finance
Health Care
Media
Producer Goods & Services
Short Term Investments
Technology
Utilities

The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. Short term investments include repurchase agreements and securities lending collateral.

Portfolio Highlights

While the Fund underperformed its benchmark during the reporting period, there were a number of holdings that enhanced results, including the following:

- **Marriott International, Inc. —** Marriott International is North America's largest manager and franchiser of upscale and mid-scale hotels and has a powerful global lodging brand. However, the industry remains extremely fragmented, with less than 5% of the world's hotels being attached to major brands. As global travel continues to increase, hotels with strong brands gain an advantage through brand recognition, reservation systems, global purchasing, etc.

- **McGraw-Hill Companies, Inc. —** McGraw-Hill diversifies its business in three operating segments: financial services, education, and info-media. The financial services segment includes the Standards & Poor's rating agency. Along with Moody's, these two agencies operate in an industry environment that can be characterized as quasi-monopolistic or a "partnership-monopoly." Their growth has been driven by increasing international bond issuance and an ever growing global market for new and complex structured financing vehicles.

9

PORTFOLIO RESULTS Dell, Inc. — Dell posted record third quarter 2004 sales during the period and saw profits surge 25%, fueled by the double-digit growth in the corporate and government sectors, both domestically and abroad. Dell also reported that the company spent $1.3 billion to buy back 38 million shares of its own stock during the third quarter, bringing the total amount of repurchased stock to $3.3 billion for 2004. We thank you for your investment and look forward to your continued confidence. Goldman Sachs Growth Equity Investment Team New York, March 18, 2005 10

FUND BASICS

Strategic Growth Fund

as of February 28, 2005

Assets Under Management

$352.9 Million

Number of Holdings

66

NASDAQ SYMBOLS

Class A Shares

GGRAX

Class B Shares

GSWBX

Class C Shares

GGRCX

Institutional Shares

GSTIX

Service Shares

GSTSX

PERFORMANCE REVIEW

September 1, 2004–February 28, 2005	Fund Total Return (based on NAV)[1]	Russell 1000 Growth Index[2]
Class A	4.11%	7.67%
Class B	3.74	7.67
Class C	3.60	7.67
Institutional	4.32	7.67
Service	3.95	7.67

[1] The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund's performance reflects the reinvestment of dividends and other distributions. The Fund's performance does not reflect the deduction of any applicable sales charges.

[2] The Russell 1000 Growth Index (with dividends reinvested) is an unmanaged market capitalization weighted index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Index figures do not reflect any deduction for fees, expenses or taxes.

STANDARDIZED TOTAL RETURNS[3]

For the period ended 12/31/04	Class A	Class B	Class C	Institutional	Service
One Year	-0.10%	-0.06%	3.93%	6.19%	5.72%
Five Years	-6.96	-6.97	-6.58	-5.50	-5.83
Since Inception (5/24/99)	-3.12	-3.04	-2.82	-1.74	-2.08

[3] **The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional and Service Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.**

Total return figures in the above charts represent past performance and do not guarantee future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the total return figures in the above charts. Please visit www.gs.com/funds to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

TOP 10 HOLDINGS AS OF 2/28/05[4]

Holding	% of Net Assets	Line of Business
Microsoft Corp.	4.3%	Computer Software
QUALCOMM, Inc.	4.0	Semiconductors
Wal-Mart Stores, Inc.	3.9	Retailing
Freddie Mac	3.6	Financials
PepsiCo, Inc.	3.4	Food & Beverage
The McGraw-Hill Companies, Inc.	3.3	Commercial Services
First Data Corp.	3.3	Computer Services
Dell, Inc.	3.0	Computer Hardware
Cendant Corp.	2.9	Other Consumer Discretionary
Viacom, Inc. Class B	2.8	Diversified Media

[4] The top 10 holdings may not be representative of the Fund's future investments.

11

PORTFOLIO RESULTS Concentrated Growth Fund Dear Shareholder, This report provides an overview on the performance of the Goldman Sachs Concentrated Growth Fund during the six-month reporting period that ended February 28, 2005. Performance Review Over the six-month period that ended February 28, 2005, the Fund’s Class A, B, C, Institutional, and Service Shares generated cumulative total returns, without sales charges, of 5.14%, 4.78%, 4.79%, 5.35%, and 5.14%, respectively. These returns compare to the 7.67% cumulative total return of the Fund’s benchmark, the Russell 1000 Growth Index (with dividends reinvested), over the same time period. While the Fund generated positive absolute results during the period, it lagged its benchmark on a relative basis. This was largely the result of weakness in both the Technology and Finance sectors. On the positive side, the Fund benefited from strength in the Consumer Discretionary and Consumer Staples sectors. Within Technology, Cisco Systems, Inc. and QUALCOMM, Inc. detracted from performance. In the case of QUALCOMM, its stock performed well during most of the period, but sold off in January 2005 after the company’s second quarter guidance disappointed investors. QUALCOMM cited a smaller handset market and increased research and development expenses as chief reasons for the adjustment. We maintain high confidence in the growth of the Code Division Multiple Access (CDMA) market and believe QUALCOMM’s stock is attractively valued. The Fund’s holdings in Freddie Mac and Fannie Mae detracted from results during the month. We believe their shares have been weak due to legislation under consideration in Congress that would strengthen the powers of their regulator, the Office of Federal Housing Enterprise Oversight (OFHEO). We feel the majority of the weakness can be traced to comments made by Federal Reserve Board Chairman Greenspan, in which he said that the purpose of Freddie Mac’s and Fannie Mae’s large mortgage portfolios did not make sense and that the companies’ should shrink their portfolios over the next five to seven years. With the exception of the Bush Administration, whose current position is not known, we believe that most influential policy makers are focused on strengthening OFHEO and not impairing the companies’ business models, as Mr. Greenspan has suggested. Even if Mr. Greenspan’s ideas about decreasing Freddie Mac’s and Fannie Mae’s portfolios were passed by Congress, we believe the firms are still trading slightly below their liquidation values. Several of the Fund’s Consumer Discretionary businesses, including Harrah’s Entertainment, Inc. and Starwood Hotels & Resorts Worldwide, Inc., contributed positively to performance. Harrah’s stock benefited from a solid quarterly earnings report, released in February 2005, which was driven by broad strength across the company’s geographically diverse set of gaming properties. The company owns and operates casinos in virtually every major gaming market in the country. Harrah’s seeks to drive shareholder value through same-store growth, acquisition, and selective new-build projects, while focusing on return-on-invested-capital. Lodging company Starwood also positively impacted performance over the period. While business and 12

PORTFOLIO RESULTS

personal lodging slowed in 2001 and 2002 as the U.S. economy cooled, growth of new units in the lodging industry rapidly declined as well. As it generally takes two to three years to build an upscale hotel, we have reasonably good visibility of the new supply entering the U.S. lodging market. The supply/demand environment for the lodging industry has benefited Starwood.

Within Consumer Staples, PepsiCo, Inc. and Wm. Wrigley Jr. Co. enhanced results. Pepsi's strength has been driven by its dominance in the fast-growing global snack food and non-carbonated beverage categories. Its Frito-Lay unit boasts nine of the top ten selling snack food brands in the U.S. Pepsi also benefits from owning the top sports drink (Gatorade), bottled water (Aquafina), and juice businesses (Tropicana). Pepsi's recent success is due to a strategy that focuses on enhancing its core Frito-Lay business, focusing its soft drink efforts on markets where it has some advantages of scale, and making strategic acquisitions that leverage its unparalleled system. Wrigley also aided performance. The company has an extremely strong global consumer franchise and enjoys better than 50% worldwide market share of the chewing gum category. The company continues to penetrate the world's markets, and per capita gum consumption in emerging markets continues to show steady growth.

Portfolio Composition

The Concentrated Growth Fund typically holds 30-40 high quality growth companies and tends to be more concentrated in individual holdings, industries, and sectors than the typical, broadly diversified large-cap growth portfolio.

Sector Allocation (Percentage of Portfolio)

as of 2/28/05


25%
20%
15%
10%
5%
0%
19.8%
5.6%
1.0%
12.2%
6.2%
22.9%
9.5%
21.5%
1.3%
Consumer Discretionary
Consumer Staples
Cyclicals
Finance
Health Care
Media
Producer Goods & Services
Technology
Utilities

The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value.

13

PORTFOLIO RESULTS Portfolio Highlights While the Fund underperformed its benchmark during the reporting period, there were a number of holdings that enhanced results, including the following: Caremark Rx, Inc. — Caremark is a leading pharmacy benefit management (PBM) company. PBMs plan and administer programs for reducing drug costs, primarily by designing drug prescription plans and approved drug lists. Now that Caremark has completed its acquisition of Advanced PCS, it ranks as the largest PBM in terms of covered lives and the second largest in terms of prescriptions processed. The stock performed well over the reporting period and we feel it is well positioned in its industry. Google, Inc. — Search engine Google has one of the most recognized brands on the Internet. Additionally, Google is the dominant beneficiary of secular growth in online advertising, specifically the search market, with a commanding market share. The company generates strong free cash flow and, combined with low capital expenditures, operates with very high margins — over 50%. Lowe’s Companies, Inc. — Lowe’s is the second largest home improvement retailer after Home Depot and is the low cost operator in its industry. Its business is similar to that of Wal-Mart Stores, Inc., in that it has an extremely efficient distribution system. We thank you for your investment and look forward to your continued confidence. Goldman Sachs Growth Equity Investment Team New York, March 18, 2005 14

FUND BASICS

Concentrated Growth Fund

as of February 28, 2005

Assets Under Management

$119.7 Million

Number of Holdings

39

NASDAQ SYMBOLS

Class A Shares

GCGAX

Class B Shares

GCGBX

Class C Shares

GCGCX

Institutional Shares

GCRIX

Service Shares

GCGSX

PERFORMANCE REVIEW

September 1, 2004–February 28, 2005	Fund Total Return (based on NAV)[1]	Russell 1000 Growth Index[2]
Class A	5.14%	7.67%
Class B	4.78	7.67
Class C	4.79	7.67
Institutional	5.35	7.67
Service	5.14	7.67

[1] The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund's performance reflects the reinvestment of dividends and other distributions. The Fund's performance does not reflect the deduction of any applicable sales charges.

[2] The Russell 1000 Growth Index (with dividends reinvested) is an unmanaged market capitalization weighted index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Index figures do not reflect any deduction for fees, expenses or taxes.

STANDARDIZED TOTAL RETURNS[3]

For the period ended 12/31/04	Class A	Class B	Class C	Institutional	Service
One Year	-2.25%	-2.41%	1.65%	3.89%	3.35%
Since Inception (9/3/02)	9.32	10.03	11.10	12.44	11.99

[3] **The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional and Service Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.**

Total return figures in the above charts represent past performance and do not guarantee future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the total return figures in the above charts. Please visit www.gs.com/funds to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

TOP 10 HOLDINGS AS OF 2/28/05[4]

Holding	% of Net Assets	Line of Business
QUALCOMM, Inc.	5.8%	Semiconductors
Viacom, Inc. Class B	5.3	Diversified Media
Microsoft Corp.	5.0	Computer Software
Cendant Corp.	5.0	Other Consumer Discretionary
Harrah's Entertainment, Inc.	4.6	Gaming/Lodging
Univision Communications, Inc.	4.3	Broadcasting & Cable/Satellite TV
The McGraw-Hill Companies, Inc.	4.2	Commercial Services
Freddie Mac	3.9	Financials
First Data Corp.	3.8	Computer Services
PepsiCo, Inc.	3.7	Food & Beverage

[4] The top 10 holdings may not be representative of the Fund's future investments.

15

PORTFOLIO RESULTS Growth Opportunities Fund Dear Shareholder, This report provides an overview on the performance of the Goldman Sachs Growth Opportunities Fund during the six-month reporting period that ended February 28, 2005. Performance Review Over the six-month period that ended February 28, 2005, the Fund’s Class A, B, C, Institutional and Service Shares generated cumulative total returns, without sales charges, of 14.21%, 13.79%, 13.83%, 14.44%, and 14.19%, respectively. These returns compare to the 17.94% cumulative total return of the Fund’s benchmark, the Russell Midcap Growth Index (with dividends reinvested), over the same time period. The Fund generated positive absolute returns during the reporting period, but lagged its benchmark. This was largely due to the weakness of the Fund’s holdings in the Media and Health Care sectors. Conversely, a number of the Fund’s Consumer Discretionary, Producer Goods & Services, and Technology stocks enhanced results. Detractors from performance in the Media sector included Lamar Advertising Co. and Univision Communications, Inc. Lamar Advertising reported continued strength in revenue growth during the fourth quarter 2004. However, the company had to take a large one-time depreciation expense due to billboards destroyed during last year’s hurricanes in the Southern U.S. We believe the one-time charge does not change the fundamentals of the business which generates strong operating free cash flow. Univision’s stock fell after it indicated that fourth quarter 2004 revenues would come in below expectations due to a weak television network scatter business. The scatter market is where national advertisers make a national purchase for a short period of time to supplement their other advertising commitments on a specific network. Univision’s weakness is primarily due to several advertisers, particularly retailers, who were absent from 2004’s scatter market. The company has more exposure to the network scatter business than a traditional broadcast network because it does not sell out its entire television inventory. Univision is willing to run fewer minutes of commercials in order to maintain pricing power. Importantly, the businesses that represent 90% of Univision’s revenues remain strong. These include the upfront advertising commitments on the network, its television station group, and a radio station group. Towards the end of the reporting period, its stock rallied strongly. Several of the Fund’s Health Care holdings detracted from performance over the period. Specifically, Biogen Idec, Inc., Eyetech Pharmaceuticals, Inc. and Millipore Corp. generated disappointing results. Shares of Biogen Idec declined after its multiple sclerosis drug was pulled from the market after one death and one serious infection were attributed to the drug’s use. Conversely, many of the Fund’s Technology holdings had strong performance and contributed positively to results. For example, Tessera Technologies, Inc., Marvell Technology Group Ltd. and CheckFree Corp. boosted returns. CheckFree Corp. is a leader in electronic bill pay services. The firm is positioned to benefit from the trend for banks to offer free bill payment services to its customers in order to lower account attrition and increase revenue per customer. Wachovia-First Union, the third largest bank in the U.S., was the most recent to announce that it will use CheckFree to offer free bill payment to its customers. 16

PORTFOLIO RESULTS

Holdings in the Retail area also benefited performance. CarMax, Inc. was up after it raised its earnings guidance three times. Stronger sales occurred in both its more established stores and in the newer superstores, as well as in all geographic regions in which they participate. Chico's FAS, Inc. continued to generate strong sales. The company also announced that it will be launching a Platinum line of higher priced and higher-margin goods and will be increasing its catalog distribution by 20% in 2005. Harrah's stock benefited from a solid fourth quarter 2004 earnings report, released in February 2005, which was driven by broad strength across the company's geographically diverse set of gaming properties. The company owns and operates casinos in virtually every major gaming market in the country. Harrah's seeks to drive shareholder value through same-store growth, acquisition, and selective new-build projects, while focusing on return-on-invested-capital.

Portfolio Composition

The Fund invests primarily in medium-sized growth companies with a market capitalization between $1 and $10 billion. Since our strategy's inception, we have focused on several key investment criteria that we believe can truly be expected to drive a company's growth over the long term. These characteristics are: dominant market share, established brand name, pricing power, recurring revenue stream, free cash flow, high returns on invested capital, predictable growth, sustainable growth, long product life cycle, enduring competitive advantage, favorable demographic trends and excellent management. We strive to purchase these companies at reasonable valuations in order to capture the full benefits of their growth.

Sector Allocation (Percentage of Portfolio)

as of 2/28/05


30%
25%
20%
15%
10%
5%
0%
17.0%
1.1%
3.7%
2.7%
3.7%
13.5%
9.6%
11.4%
14.9%
21.1%
1.3%
Consumer Discretionary
Consumer Staples
Cyclicals
Energy
Finance
Health Care
Media
Producer Goods & Services
Short Term Investments
Technology
Utilities

The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. Short term investments include repurchase agreements and securities lending collateral.

17

PORTFOLIO RESULTS Portfolio Highlights While the Fund underperformed its benchmark during the reporting period, there were a number of holdings that enhanced results, including the following: Tessera Technologies, Inc. — Tessera’s stock rose to an all-time high during the period after uncertainties lifted surrounding the company’s legal claim on royalties from Samsung Electronics. We believe the ruling will help Tessera collect royalties on its chip packaging intellectual property from Samsung and any other future distributor. This favorable outcome helped drive the stock during the period. Chico’s FAS, Inc. — Chico’s continues to execute its business plan well and generate strong sales. The company announced that it will be launching a Platinum line of higher priced and higher margin goods and will be increasing its catalog distribution by 20% in 2005. Caremark Rx, Inc. — Caremark is a leading pharmacy benefit management (PBM) company. PBMs plan and administer programs for reducing drug costs, primarily by designing drug prescription plans and approved drug lists. Now that Caremark has completed its acquisition of Advanced PCS, it ranks as the largest PBM in terms of covered lives and the second largest in terms of prescriptions processed. The stock performed well over the reporting period and we feel it is well positioned in its industry. We thank you for your investment and look forward to your continued confidence. Goldman Sachs Growth Equity Investment Team New York, March 18, 2005 18

FUND BASICS Growth Opportunities Fund as of February 28, 2005 Assets Under Management $1.6 Billion Number of Holdings 76 NASDAQ SYMBOLS Class A Shares GGOAX Class B Shares GGOBX Class C Shares GGOCX Institutional Shares GGOIX Service Shares GGOSX PERFORMANCE REVIEW Fund Total Return Russell Midcap September 1, 2004–February 28, 2005 (based on NAV)1 Growth Index2 Class A 14.21% 17.94% Class B 13.79 17.94 Class C 13.83 17.94 Institutional 14.44 17.94 Service 14.19 17.94 1The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges. 2The Russell Midcap Growth Index is an unmanaged market capitalization weighted index that measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The Index figures do not reflect any deduction for fees, expenses or taxes. STANDARDIZED TOTAL RETURNS 3 For the period ended 12/31/04 Class A Class B Class C Institutional Service One Year 9.54% 10.11% 14.10% 16.42% 15.84% Five Years 6.88 6.97 7.31 8.54 7.99 Since Inception 14.63 14.97 14.93 16.24 15.66 (5/24/99) 3The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional and Service Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns. Total return figures in the above charts represent past performance and do not guarantee future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the total return figures in the above charts. Please visit www.gs.com/funds to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. TOP 10 HOLDINGS AS OF 2/28/054 % of Holding Net Assets Line of Business Fiserv, Inc. 2.2% Computer Services PETCO Animal Supplies, Inc. 2.2 Retailing Lamar Advertising Co. 2.1 Publishing Avocent Corp. 2.1 Computer Hardware Linear Technology Corp. 2.1 Semiconductors W.W. Grainger, Inc. 2.1 Other Producer Goods & Services ARAMARK Corp. Class B 2.0 Commercial Services Tessera Technologies, Inc. 2.0 Semiconductors Smith International, Inc. 2.0 Other Energy Alliant Techsystems, Inc. 2.0 Aerospace & Defense 4The top 10 holdings may not be representative of the Fund’s future investments. 19

 GOLDMAN SACHS CAPITAL GROWTH FUND

Statement of Investments

February 28, 2005 (Unaudited)

Shares	Description	Value
Common Stocks – 100.9%

Banks – 1.4%
160,600	Citigroup, Inc.	$7,663,832
523,424	J.P. Morgan Chase & Co.	19,131,147

		26,794,979

Biotechnology – 2.5%
780,700	Amgen, Inc.*	48,098,927

Broadcasting & Cable/ Satellite TV – 2.2%
382,452	Clear Channel Communications, Inc.(a)	12,728,002
775,300	Univision Communications, Inc.*	20,460,167
419,070	Westwood One, Inc.*	9,152,489

		42,340,658

Commercial Services – 4.9%
317,900	Moody’s Corp.	26,674,989
723,599	The McGraw-Hill Companies, Inc.	66,462,568

		93,137,557

Computer Hardware – 3.5%
1,659,490	Dell, Inc.*	66,528,954

Computer Services – 2.0%
943,020	First Data Corp.	38,682,680

Computer Software – 5.4%
322,100	Electronic Arts, Inc.*	20,772,229
3,212,200	Microsoft Corp.	80,883,196

		101,655,425

Diversified Media – 6.8%
1,050,100	Liberty Media Corp.*	10,648,014
436,450	The E.W. Scripps Co.	20,146,532
2,595,940	Time Warner, Inc.*	44,728,046
1,562,330	Viacom, Inc. Class B	54,525,317

		130,047,909

Drugs & Medicine – 5.8%
289,600	Eli Lilly & Co.	16,217,600
1,888,710	Pfizer, Inc.	49,654,186
514,000	Schering-Plough Corp.	9,740,300
833,700	Wyeth	34,031,634

		109,643,720

Electrical Equipment – 2.3%
215,900	General Electric Co.	7,599,680
1,090,200	Tyco International Ltd.(a)	36,499,896

		44,099,576

Financials – 11.2%
977,400	Fannie Mae	57,138,804
777,200	Freddie Mac	48,186,400
185,800	Golden West Financial Corp.	11,499,162
1,834,216	MBNA Corp.	46,534,060
255,400	Merrill Lynch & Co., Inc.	14,961,332
278,600	Morgan Stanley	15,732,542
1,708,100	The Charles Schwab Corp.	17,935,050

		211,987,350

Food & Beverage – 5.8%
1,259,250	PepsiCo, Inc.	67,823,205
313,900	The Coca-Cola Co.	13,434,920
442,260	Wm. Wrigley Jr. Co.	29,436,826

		110,694,951

Gaming/ Lodging – 5.6%
172,800	Carnival Corp.(a)	9,396,864
701,000	GTECH Holdings Corp.	16,368,350
463,410	Harrah’s Entertainment, Inc.(a)	30,395,062
75,400	Las Vegas Sands Corp.*	3,611,660
399,540	Marriott International, Inc.	25,610,514
351,680	Starwood Hotels & Resorts Worldwide, Inc. Class B	20,130,163

		105,512,613

Household/ Personal Care – 5.1%
1,167,900	Avon Products, Inc.	49,951,083
172,560	Colgate-Palmolive Co.	9,131,875
726,460	The Procter & Gamble Co.	38,567,762

		97,650,720

Insurance – 0.7%
359,219	Willis Group Holdings Ltd.	14,207,111

Internet & Online – 3.2%
475,800	eBay, Inc.*	20,383,272
150,108	Google, Inc.*(a)	28,218,803
367,000	Yahoo!, Inc.*	11,843,090

		60,445,165

Manufacturing – 0.8%
170,800	3M Co.	14,336,952

Medical Products – 2.0%
589,700	Medtronic, Inc.	30,735,164
198,550	St. Jude Medical, Inc.*	7,763,305

		38,498,469

Networking Telecom Equipment – 2.6%
2,814,980	Cisco Systems, Inc.*	49,036,952

Oil & Gas – 0.8%
231,212	Exxon Mobil Corp.	14,638,032

Other Consumer Discretionary – 1.9%
1,666,500	Cendant Corp.	36,862,980

Other Health Care – 2.8%
862,273	Caremark Rx, Inc.*	33,007,810
437,600	Medco Health Solutions, Inc.*(a)	19,438,192

		52,446,002

Publishing – 3.1%
255,800	Gannett Co., Inc.	20,144,250
750,600	Lamar Advertising Co.*	29,491,074
244,700	Valassis Communications, Inc.*	9,154,227

		58,789,551

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CAPITAL GROWTH FUND

Shares	Description	Value
Common Stocks – (continued)

Retailing – 9.8%
393,000	Dollar Tree Stores, Inc.*(a)	$10,591,350
862,800	Family Dollar Stores, Inc.(a)	28,403,376
975,900	Lowe’s Companies, Inc.	57,363,402
530,585	PETCO Animal Supplies, Inc.*	18,803,932
157,100	Target Corp.	7,983,822
1,216,800	Wal-Mart Stores, Inc.(a)	62,799,048

		185,944,930

Semiconductors – 6.4%
579,160	Intel Corp.	13,888,257
1,194,900	Linear Technology Corp.	46,672,794
1,661,752	QUALCOMM, Inc.	60,005,865

		120,566,916

Telecommunications – 2.3%
819,900	American Tower Corp.*(a)	15,028,767
871,405	Crown Castle International Corp.*	14,238,758
237,200	Nextel Communications, Inc.*	6,980,796
283,500	Sprint Corp.(a)	6,713,280

		42,961,601

TOTAL COMMON STOCKS
(Cost $1,547,165,400)		$1,915,610,680

Principal	Interest	Maturity
Amount	Rate	Date	Value
Repurchase Agreement(b) – 0.6%

Joint Repurchase Agreement Account II
$11,000,000	2.64%	03/01/2005	$11,000,000
Maturity Value: $11,000,808
(Cost $11,000,000)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING COLLATERAL
(Cost $1,558,165,400)			$1,926,610,680

Shares
Description	Value
Securities Lending Collateral – 5.2%

98,518,300	Boston Global Investment Trust –
Enhanced Portfolio	$98,518,300
(Cost $98,518,300)

TOTAL INVESTMENTS – 106.7%
(Cost $1,656,683,700)	$2,025,128,980

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is on loan.

(b)	Joint repurchase agreement was entered into on February 28, 2005.

The accompanying notes are an integral part of these financial statements.

 GOLDMAN SACHS CAPITAL GROWTH FUND

Statement of Investments (continued)
February 28, 2005 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION

JOINT REPURCHASE AGREEMENT ACCOUNT II — At February 28, 2005, the Capital Growth Fund had an undivided interest in the following Joint Repurchase Agreement Account II which equaled $11,000,000 in principal amount.

	Principal	Interest	Maturity	Maturity
Repurchase Agreements	Amount	Rate	Date	Value

Banc of America Securities LLC	$1,900,000,000	2.64%	03/01/2005	$1,900,139,333

Barclays Capital PLC	2,500,000,000	2.65	03/01/2005	2,500,184,028

Greenwich Capital Markets	400,000,000	2.65	03/01/2005	400,029,444

J.P. Morgan Securities, Inc.	697,000,000	2.65	03/01/2005	697,051,307

Morgan Stanley & Co.	1,500,000,000	2.64	03/01/2005	1,500,110,000

UBS Securities LLC	800,000,000	2.64	03/01/2005	800,058,667

Westdeutsche Landesbank AG	500,000,000	2.64	03/01/2005	500,036,667

TOTAL	$8,297,000,000			$8,297,609,446

At February 28, 2005, the Joint Repurchase Agreement Account II was fully collateralized by Federal Farm Credit Bank, 0.00% to 2.38%, due 03/01/2005 to 10/02/2006; Federal Home Loan Bank, 0.00% to 7.63%, due 02/15/2006 to 11/14/2014; Federal Home Loan Mortgage Association, 0.00% to 12.00%, due 04/04/2005 to 03/01/2035; Federal National Mortgage Association, 0.00% to 9.50%, due 03/22/2005 to 03/01/2035 and Government National Mortgage Association, 4.50% to 5.50%, due 09/15/2019 to 11/15/2033.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC GROWTH FUND

Statement of Investments

February 28, 2005 (Unaudited)

Shares	Description	Value
Common Stocks – 99.4%

Banks – 0.7%
13,600	Citigroup, Inc.	$648,992
49,010	J.P. Morgan Chase & Co.	1,791,316

		2,440,308

Biotechnology – 2.1%
121,550	Amgen, Inc.*	7,488,695

Broadcasting & Cable/ Satellite TV – 5.9%
217,610	Clear Channel Communications, Inc.	7,242,061
20,200	Comcast Corp.*	657,510
100,400	Comcast Corp. Special Class A*	3,198,744
78,500	EchoStar Communications Corp.*	2,335,375
276,297	Univision Communications, Inc.*	7,291,478

		20,725,168

Commercial Services – 4.7%
59,800	Moody’s Corp.	5,017,818
127,600	The McGraw-Hill Companies, Inc.	11,720,060

		16,737,878

Computer Hardware – 3.7%
268,200	Dell, Inc.*	10,752,138
172,200	EMC Corp.*	2,180,052

		12,932,190

Computer Services – 3.9%
282,840	First Data Corp.	11,602,097
108,540	Sabre Holdings Corp.	2,288,023

		13,890,120

Computer Software – 4.8%
31,650	Electronic Arts, Inc.*	2,041,109
596,030	Microsoft Corp.	15,008,035

		17,049,144

Diversified Media – 5.2%
232,700	Liberty Media Corp.*	2,359,578
368,500	Time Warner, Inc.*	6,349,255
279,834	Viacom, Inc. Class B	9,766,207

		18,475,040

Drugs & Medicine – 6.0%
64,770	Eli Lilly & Co.	3,627,120
13,400	Johnson & Johnson	879,040
340,750	Pfizer, Inc.	8,958,317
191,180	Wyeth	7,803,968

		21,268,445

Electrical Equipment – 1.5%
155,050	Tyco International Ltd.	5,191,074

Financials – 11.0%
166,020	Fannie Mae	9,705,529
206,910	Freddie Mac	12,828,420
35,400	Golden West Financial Corp.	2,190,906
256,550	MBNA Corp.	6,508,674
719,010	The Charles Schwab Corp.	7,549,605

		38,783,134

Food & Beverage – 5.3%
220,000	PepsiCo, Inc.	11,849,200
13,300	The Coca-Cola Co.	569,240
96,400	Wm. Wrigley Jr. Co.	6,416,384

		18,834,824

Gaming/ Lodging – 5.5%
51,100	Carnival Corp.	2,778,818
102,860	Harrah’s Entertainment, Inc.	6,746,587
106,100	Marriott International, Inc.	6,801,010
51,900	Starwood Hotels & Resorts Worldwide, Inc. Class B	2,970,756

		19,297,171

Household/ Personal Care – 3.2%
159,300	Avon Products, Inc.	6,813,261
21,000	The Gillette Co.	1,055,250
64,600	The Procter & Gamble Co.	3,429,614

		11,298,125

Insurance – 0.9%
8,600	American International Group, Inc.	574,480
62,450	Willis Group Holdings Ltd.	2,469,898

		3,044,378

Internet & Online – 4.0%
111,400	eBay, Inc.*	4,772,376
21,500	Google, Inc.*(a)	4,041,785
168,800	Yahoo!, Inc.*	5,447,176

		14,261,337

Manufacturing – 0.2%
7,800	3M Co.	654,732

Medical Products – 2.7%
114,100	Medtronic, Inc.	5,946,892
35,690	Stryker Corp.	1,772,365
21,450	Zimmer Holdings, Inc.*	1,842,555

		9,561,812

Networking Telecom Equipment – 2.5%
507,600	Cisco Systems, Inc.*	8,842,392

Other Consumer Discretionary – 3.1%
460,600	Cendant Corp.	10,188,472
7,200	Harman International Industries, Inc.	807,624

		10,996,096

Other Health Care – 3.3%
195,100	Caremark Rx, Inc.*	7,468,428
91,470	Medco Health Solutions, Inc.*	4,063,097

		11,531,525

The accompanying notes are an integral part of these financial statements.

 GOLDMAN SACHS STRATEGIC GROWTH FUND

Statement of Investments (continued)
February 28, 2005 (Unaudited)

Shares	Description	Value
Common Stocks – (continued)

Other Producer Goods & Services – 0.2%
10,100	W.W. Grainger, Inc.	$634,078

Publishing – 2.2%
23,900	Gannett Co., Inc.	1,882,125
74,200	Lamar Advertising Co.*	2,915,318
81,800	Valassis Communications, Inc.*	3,060,138

		7,857,581

Retailing – 8.9%
134,190	Family Dollar Stores, Inc.	4,417,535
161,860	Lowe’s Companies, Inc.	9,514,131
71,580	Target Corp.	3,637,695
265,380	Wal-Mart Stores, Inc.	13,696,262

		31,265,623

Semiconductors – 6.7%
148,600	Intel Corp.	3,563,428
152,800	Linear Technology Corp.	5,968,368
389,630	QUALCOMM, Inc.	14,069,539

		23,601,335

Telecommunications – 1.2%
254,900	Crown Castle International Corp.*	4,165,066

TOTAL COMMON STOCKS
(Cost $323,350,834)		$350,827,271

Principal	Interest	Maturity
Amount	Rate	Date	Value
Repurchase Agreement(b) – 0.1%

Joint Repurchase Agreement Account II
$400,000	2.64%	03/01/2005	$400,000
Maturity Value: $400,029
(Cost $400,000)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING COLLATERAL
(Cost $323,750,834)			$351,227,271

Shares	Description	Value
Securities Lending Collateral – 0.6%

2,087,250	Boston Global Investment Trust – Enhanced Portfolio	$2,087,250
(Cost $2,087,250)

TOTAL INVESTMENTS – 100.1%
(Cost $325,838,084)		$353,314,521

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or portion of security is on loan.

(b)	Joint repurchase agreement was entered into on February 28, 2005.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC GROWTH FUND

ADDITIONAL INVESTMENT INFORMATION

JOINT REPURCHASE AGREEMENT ACCOUNT II — At February 28, 2005, the Strategic Growth Fund had an undivided interest in the following Joint Repurchase Agreement Account II which equaled $400,000 in principal amount.

	Principal	Interest	Maturity	Maturity
Repurchase Agreements	Amount	Rate	Date	Value

Banc of America Securities LLC	$1,900,000,000	2.64%	03/01/2005	$1,900,139,333

Barclays Capital PLC	2,500,000,000	2.65	03/01/2005	2,500,184,028

Greenwich Capital Markets	400,000,000	2.65	03/01/2005	400,029,444

J.P. Morgan Securities, Inc.	697,000,000	2.65	03/01/2005	697,051,307

Morgan Stanley & Co.	1,500,000,000	2.64	03/01/2005	1,500,110,000

UBS Securities LLC	800,000,000	2.64	03/01/2005	800,058,667

Westdeutsche Landesbank AG	500,000,000	2.64	03/01/2005	500,036,667

TOTAL	$8,297,000,000			$8,297,609,446

At February 28, 2005, the Joint Repurchase Agreement Account II was fully collateralized by Federal Farm Credit Bank, 0.00% to 2.38%, due 03/01/2005 to 10/02/2006; Federal Home Loan Bank, 0.00% to 7.63%, due 02/15/2006 to 11/14/2014; Federal Home Loan Mortgage Association, 0.00% to 12.00%, due 04/04/2005 to 03/01/2035; Federal National Mortgage Association, 0.00% to 9.50%, due 03/22/2005 to 03/01/2035 and Government National Mortgage Association, 4.50% to 5.50%, due 09/15/2019 to 11/15/2033.

The accompanying notes are an integral part of these financial statements.

 GOLDMAN SACHS CONCENTRATED GROWTH FUND

Statement of Investments

February 28, 2005 (Unaudited)

Shares	Description	Value
Common Stocks – 98.6%

Broadcasting & Cable/ Satellite TV – 14.2%
99,290	Cablevision Systems New York Group*	$3,083,947
109,370	Clear Channel Communications, Inc.	3,639,834
55,350	Comcast Corp. Special Class A*	1,763,451
61,490	EchoStar Communications Corp.	1,829,327
33,340	Entravision Communications Corp.*	273,388
193,790	Univision Communications, Inc.*	5,114,118
59,390	Westwood One, Inc.*	1,297,078

		17,001,143

Commercial Services – 5.6%
20,330	Moody’s Corp.	1,705,890
54,150	The McGraw-Hill Companies, Inc.	4,973,678

		6,679,568

Computer Hardware – 2.8%
82,080	Dell, Inc.*	3,290,587

Computer Services – 3.8%
110,620	First Data Corp.	4,537,632

Computer Software – 5.0%
236,560	Microsoft Corp.	5,956,581

Diversified Media – 8.4%
26,160	The E.W. Scripps Co.	1,207,545
145,190	Time Warner, Inc.*	2,501,624
180,940	Viacom, Inc. Class B	6,314,806

		10,023,975

Drugs & Medicine – 1.5%
67,890	Pfizer, Inc.	1,784,828

Electrical Equipment – 1.0%
35,390	Tyco International Ltd.	1,184,857

Financials – 12.0%
60,300	Fannie Mae	3,525,138
75,620	Freddie Mac	4,688,440
116,130	MBNA Corp.	2,946,218
309,770	The Charles Schwab Corp.	3,252,585

		14,412,381

Food & Beverage – 5.6%
82,410	PepsiCo, Inc.	4,438,603
33,290	Wm. Wrigley Jr. Co.	2,215,782

		6,654,385

Gaming/ Lodging – 7.2%
24,600	Carnival Corp.	1,337,748
84,640	Harrah’s Entertainment, Inc.	5,551,538
30,160	Starwood Hotels & Resorts Worldwide, Inc. Class B	1,726,358

		8,615,644

Internet & Online – 4.2%
37,320	eBay, Inc.*	1,598,789
11,030	Google, Inc.*	2,073,530
43,060	Yahoo!, Inc.*	1,389,546

		5,061,865

Networking Telecom Equipment – 2.4%
167,660	Cisco Systems, Inc.*	2,920,637

Other Consumer Discretionary – 5.0%
268,400	Cendant Corp.	5,937,008

Other Health Care – 4.6%
111,670	Caremark Rx, Inc.*	4,274,728
27,440	Medco Health Solutions, Inc.*	1,218,885

		5,493,613

Retailing – 7.3%
62,650	Family Dollar Stores, Inc.	2,062,438
42,860	Lowe’s Companies, Inc.	2,519,311
81,640	Wal-Mart Stores, Inc.	4,213,440

		8,795,189

Semiconductors – 6.8%
32,290	Linear Technology Corp.	1,261,247
191,340	QUALCOMM, Inc.	6,909,288

		8,170,535

Telecommunications – 1.2%
89,970	Crown Castle International Corp.*	1,470,110

TOTAL INVESTMENTS – 98.6%
(Cost $107,493,432)		$117,990,538

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GROWTH OPPORTUNITIES FUND

Statement of Investments

February 28, 2005 (Unaudited)

Shares	Description	Value
Common Stocks – 96.6%

Aerospace & Defense – 3.7%
461,505	Alliant Techsystems, Inc.*	$31,949,991
853,458	FLIR Systems, Inc.*(a)	26,670,563

		58,620,554

Auto Parts & Related – 1.9%
898,875	Gentex Corp.(a)	30,480,851

Banks – 1.1%
177,300	M&T Bank Corp.	17,554,473

Biotechnology – 4.5%
192,893	Allergan, Inc.	14,501,696
541,725	Amylin Pharmaceuticals, Inc.*(a)	11,603,749
115,800	Biogen Idec, Inc.*	4,475,670
503,405	Eyetech Pharmaceuticals, Inc.*(a)	16,682,842
325,600	MedImmune, Inc.*	7,840,448
308,092	OSI Pharmaceuticals, Inc.*	16,831,066

		71,935,471

Broadcasting & Cable/ Satellite TV – 6.3%
727,769	Cablevision Systems New York Group*	22,604,505
1,362,627	Citadel Broadcasting Co.*(a)	19,240,293
595,141	EchoStar Communications Corp.	17,705,445
2,750,400	Entravision Communications Corp.*	22,553,280
737,200	Univision Communications, Inc.*(a)	19,454,708

		101,558,231

Commercial Services – 5.7%
1,156,855	ARAMARK Corp. Class B	32,426,646
809,911	Iron Mountain, Inc.*(a)	21,908,092
187,919	Moody’s Corp.	15,768,283
472,900	Pitney Bowes, Inc.	21,687,194

		91,790,215

Computer Hardware – 2.1%
976,125	Avocent Corp.*	33,442,042

Computer Services – 2.3%
948,388	Fiserv, Inc.*	35,981,841

Computer Software – 5.2%
579,315	Cognos, Inc.*	24,858,407
235,300	Dolby Laboratories, Inc.*	5,430,724
185,828	Manhattan Associates, Inc.*	3,692,402
400,565	Mercury Interactive Corp.*	18,377,922
237,498	NAVTEQ*	10,378,663
1,281,535	Salesforce.com, Inc.*(a)	20,581,452

		83,319,570

Diversified Media – 1.9%
649,618	The E.W. Scripps Co.	29,986,367

Financial Services – 1.4%
1,095,791	Moneygram International, Inc.	22,551,379

Financial Technology – 1.3%
524,014	CheckFree Corp.*(a)	20,195,500

Gaming/ Lodging – 3.3%
608,111	GTECH Holdings Corp.	14,199,392
363,600	Harrah’s Entertainment, Inc.(a)	23,848,524
242,100	Marriott International, Inc.(a)	15,518,610

		53,566,526

Insurance – 1.7%
699,970	Willis Group Holdings Ltd.(a)	27,683,814

Internet & Online – 1.1%
1,963,665	CNET Networks, Inc.*	17,771,168

Manufacturing – 1.3%
242,530	American Standard Companies, Inc.	11,107,874
247,905	York International Corp.	9,586,486

		20,694,360

Medical Products – 8.9%
280,755	Biomet, Inc.	11,853,476
283,470	C.R. Bard, Inc.	18,850,755
637,128	Charles River Laboratories International, Inc.*(a)	29,371,601
434,029	Fisher Scientific International, Inc.*	26,323,859
117,100	Kinetic Concepts, Inc.*	7,638,433
540,690	Millipore Corp.*	24,471,629
597,950	St. Jude Medical, Inc.*	23,379,845

		141,889,598

Movies & Entertainment – 0.5%
442,324	LodgeNet Entertainment Corp.*	7,807,019

Networking Telecom Equipment – 2.0%
1,057,509	ADTRAN, Inc.	19,785,993
595,800	Juniper Networks, Inc.*	12,833,532

		32,619,525

Oil & Gas – 1.1%
380,471	XTO Energy, Inc.	17,319,040

Other Consumer Discretionary – 3.1%
216,216	Harman International Industries, Inc.	24,252,949
516,695	ITT Educational Services, Inc.*	25,157,879

		49,410,828

Other Energy – 2.0%
497,426	Smith International, Inc.*	31,964,595

Other Health Care – 1.9%
800,753	Caremark Rx, Inc.*	30,652,825

Other Producer Goods & Services – 3.0%
263,655	Global Payments, Inc.	14,638,126
529,080	W.W. Grainger, Inc.	33,215,642

		47,853,768

The accompanying notes are an integral part of these financial statements.

 GOLDMAN SACHS GROWTH OPPORTUNITIES FUND

Statement of Investments (continued)
February 28, 2005 (Unaudited)

Shares	Description	Value
Common Stocks – (continued)

Other Technology – 2.3%
705,638	Amphenol Corp.	$28,154,956
157,350	Zebra Technologies Corp.*	7,847,045

		36,002,001

Publishing – 2.1%
872,447	Lamar Advertising Co.*(a)	34,278,443

Restaurants – 1.5%
450,696	P.F. Chang’s China Bistro, Inc.*(a)	24,702,648

Retailing – 11.3%
369,000	Bed Bath & Beyond, Inc.*	13,844,880
733,845	CarMax, Inc.*	24,216,885
1,084,082	Chico’s FAS, Inc.*	31,926,215
675,686	Dollar Tree Stores, Inc.*(a)	18,209,737
388,113	Ethan Allen Interiors, Inc.	13,638,291
977,027	PETCO Animal Supplies, Inc.*	34,625,837
561,745	Select Comfort Corp.*(a)	11,571,947
112,200	Urban Outfitters, Inc.*	4,666,398
831,949	Williams-Sonoma, Inc.*(a)	28,860,311

		181,560,501

Semiconductors – 8.3%
526,500	KLA-Tencor Corp.*(a)	26,014,365
853,300	Linear Technology Corp.	33,329,898
690,550	Marvell Technology Group Ltd.*	25,267,224
597,009	Microchip Technology, Inc.	16,393,867
788,143	Tessera Technologies, Inc.*	32,108,946

		133,114,300

Telecommunications – 1.5%
1,434,750	Crown Castle International Corp.*	23,443,815

Tobacco – 1.3%
380,079	UST, Inc.(a)	20,771,317

Transportation – 1.0%
294,085	C.H. Robinson Worldwide, Inc.	16,115,858

TOTAL COMMON STOCKS
(Cost $1,335,107,562)		$1,546,638,443

Principal	Interest	Maturity
Amount	Rate	Date	Value
Repurchase Agreement(b) – 2.7%

Joint Repurchase Agreement Account II
$43,800,000	2.64%	03/01/2005	$43,800,000
(Cost $43,800,000)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING COLLATERAL
(Cost $1,378,907,562)			$1,590,438,443

Shares	Description	Value
Securities Lending Collateral – 14.2%

226,978,350	Boston Global Investment Trust –
	Enhanced Portfolio	$226,978,350
(Cost $226,978,350)

TOTAL INVESTMENTS – 113.5%
(Cost $1,605,885,912)		$1,817,416,793

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or portion of security is on loan.

(b)	Joint repurchase agreement was entered into on February 28, 2005.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GROWTH OPPORTUNITIES FUND

ADDITIONAL INVESTMENT INFORMATION

JOINT REPURCHASE AGREEMENT ACCOUNT II — At February 28, 2005, the Growth Opportunities Fund had an undivided interest in the following Joint Repurchase Agreement Account II which equaled $43,800,000 in principal amount.

	Principal	Interest	Maturity	Maturity
Repurchase Agreements	Amount	Rate	Date	Value

Banc of America Securities LLC	$1,900,000,000	2.64%	03/01/2005	$1,900,139,333

Barclays Capital PLC	2,500,000,000	2.65	03/01/2005	2,500,184,028

Greenwich Capital Markets	400,000,000	2.65	03/01/2005	400,029,444

J.P. Morgan Securities, Inc.	697,000,000	2.65	03/01/2005	697,051,307

Morgan Stanley & Co.	1,500,000,000	2.64	03/01/2005	1,500,110,000

UBS Securities LLC	800,000,000	2.64	03/01/2005	800,058,667

Westdeutsche Landesbank AG	500,000,000	2.64	03/01/2005	500,036,667

TOTAL	$8,297,000,000		03/01/2005	$8,297,609,446

At February 28, 2005, the Joint Repurchase Agreement Account II was fully collateralized by Federal Farm Credit Bank, 0.00% to 2.38%, due 03/01/2005 to 10/02/2006; Federal Home Loan Bank, 0.00% to 7.63%, due 02/15/2006 to 11/14/2014; Federal Home Loan Mortgage Association, 0.00% to 12.00%, due 04/04/2005 to 03/01/2035; Federal National Mortgage Association, 0.00% to 9.50%, due 03/22/2005 to 03/01/2035 and Government National Mortgage Association, 4.50% to 5.50%, due 09/15/2019 to 11/15/2033.

The accompanying notes are an integral part of these financial statements.

 GOLDMAN SACHS GROWTH EQUITY FUNDS

Statements of Assets and Liabilities

February 28, 2005 (Unaudited)

	Capital	Strategic	Concentrated	Growth
	Growth	Growth	Growth	Opportunities
	Fund	Fund	Fund	Fund

Assets:

Investment in securities, at value (identified cost $1,558,165,400, $323,750,834, $107,493,432, and $1,378,907,562, respectively)	$1,926,610,680	$351,227,271	$117,990,538	$1,590,438,443
Securities lending collateral, at value	98,518,300	2,087,250	—	226,978,350
Cash	10,571	63,401	48,524	18,197
Receivables:
Investment securities sold	—	1,469,853	2,666,096	10,198,721
Fund shares sold	3,994,738	514,204	686,469	9,418,739
Dividends and interest	2,073,094	385,294	108,852	560,530
Reimbursement from investment adviser	117,084	37,072	—	—
Securities lending income	6,692	171	—	12,588
Other assets	29,785	5,759	1,889	19,717

Total assets	2,031,360,944	355,790,275	121,502,368	1,837,645,285

Liabilities:

Payables:
Payable upon return of securities loaned	98,518,300	2,087,250	—	226,978,350
Fund shares repurchased	26,877,820	373,150	—	3,866,529
Investment securities purchased	5,027,676	—	1,590,627	3,626,032
Amounts owed to affiliates	2,144,919	358,684	153,272	1,661,502
Accrued expenses	169,093	102,214	89,036	174,690

Total liabilities	132,737,808	2,921,298	1,832,935	236,307,103

Net Assets:

Paid-in capital	1,948,397,414	397,922,965	108,785,682	1,412,408,165
Accumulated undistributed net investment income (loss)	7,573,686	673,773	437,584	(5,027,040)
Accumulated net realized loss on investment transactions	(425,793,244)	(73,204,198)	(50,939)	(17,573,824)
Net unrealized gain on investments	368,445,280	27,476,437	10,497,106	211,530,881

NET ASSETS	$1,898,623,136	$352,868,977	$119,669,433	$1,601,338,182

Net assets: Class A	$1,363,678,548	$168,592,162	$63,062,923	$784,180,764
Class B	182,557,309	10,905,253	104,827	93,918,158
Class C	84,162,529	11,346,804	332,180	94,276,929
Institutional	263,024,736	161,726,080	56,167,652	626,005,210
Service	5,200,014	298,678	1,851	2,957,121

Shares Outstanding:
Class A	70,845,040	20,062,972	5,202,615	36,946,648
Class B	10,174,701	1,354,395	8,809	4,589,830
Class C	4,697,920	1,407,093	27,962	4,638,092
Institutional	13,296,852	18,879,359	4,589,001	28,830,988
Service	272,737	35,454	153	140,253

Total shares outstanding, $0.001 par value (unlimited number of shares authorized)	99,287,250	41,739,273	9,828,540	75,145,811

Net asset value, offering and redemption price per share:(a) Class A	$19.25	$8.40	$12.12	$21.22
Class B	17.94	8.05	11.90	20.46
Class C	17.91	8.06	11.88	20.33
Institutional	19.78	8.57	12.24	21.71
Service	19.07	8.42	12.12	21.08

(a)	Maximum public offering price per share (NAV per share multiplied by 1.0582) for Class A Shares of the Capital Growth, Strategic Growth, Concentrated Growth and Growth Opportunities Funds is $20.37, $8.89, $12.83 and $22.46, respectively. At redemption, Class B and Class C Shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current NAV or the original purchase price of the shares.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GROWTH EQUITY FUNDS

Statements of Operations

For the Six Months Ended February 28, 2005 (Unaudited)

	Capital	Strategic	Concentrated	Growth
	Growth	Growth	Growth	Opportunities
	Fund	Fund	Fund	Fund

Investment income:

Dividends	$21,132,569	$3,776,922	$1,168,629	$3,162,830
Interest (including securities lending income of $62,203, $4,067, $0, and $143,445, respectively)	147,295	16,195	20,650	532,922

Total income	21,279,864	3,793,117	1,189,279	3,695,752

Expenses:

Management fees	9,587,728	1,795,526	575,689	6,531,722
Distribution and Service fees(a)	3,114,133	330,261	81,106	1,736,130
Transfer Agent fees(a)	1,626,912	218,642	70,855	913,803
Custody and accounting fees	111,380	53,362	31,764	104,193
Registration fees	46,476	33,276	19,204	43,203
Printing fees	39,124	39,124	10,124	39,124
Professional fees	28,815	21,891	20,851	25,422
Trustee fees	7,674	7,674	7,674	7,674
Service share fees	13,887	755	5	4,884
Other	138,729	13,246	131	63,454

Total expenses	14,714,858	2,513,757	817,403	9,469,609

Less — expense reductions	(777,626)	(163,386)	(65,708)	(15,010)

Net expenses	13,937,232	2,350,371	751,695	9,454,599

NET INVESTMENT INCOME (LOSS)	7,342,632	1,442,746	437,584	(5,758,847)

Realized and unrealized gain (loss) on investment transactions:

Net realized gain (loss) from investment transactions	81,402,414	(659,171)	166,399	67,753,581
Net change in unrealized gain on investments	9,817,016	14,562,209	5,001,255	98,053,626

Net realized and unrealized gain on investment transactions	91,219,430	13,903,038	5,167,654	165,807,207

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$98,562,062	$15,345,784	$5,605,238	$160,048,360

(a)	Class specific Distribution and Service, and Transfer Agent fees were as follows:

	Distribution and Service Fees			Transfer Agent Fees

Fund	Class A	Class B	Class C	Class A	Class B	Class C	Institutional	Service

Capital Growth	$1,710,959	$963,758	$439,416	$1,300,329	$183,114	$83,489	$58,869	$1,111
Strategic Growth	216,181	56,564	57,516	164,298	10,747	10,928	32,609	60
Concentrated Growth	79,249	478	1,379	60,229	91	262	10,273	—
Growth Opportunities	871,366	458,120	406,644	662,238	87,043	77,262	86,869	391

The accompanying notes are an integral part of these financial statements.

 GOLDMAN SACHS GROWTH EQUITY FUNDS

Statements of Changes in Net Assets

	Capital Growth Fund

	For the
	Six Months
	Ended	For the
	February 28,	Year Ended
	2005	August 31,
	(Unaudited)	2004
From operations:

Net investment income (loss)	$7,342,632	$(6,507,372)
Net realized gain (loss) from investment transactions	81,402,414	46,974,726
Net increase from payments by affiliates for voluntary investments	—	25,891
Net change in unrealized gain (loss) on investments	9,817,016	108,254,487

Net increase (decrease) in net assets resulting from operations	98,562,062	148,747,732

Distributions to shareholders:

From net investment income
Class A Shares	—	—
Institutional Shares	—	—
Service Shares	—	—
From net realized gain
Class A Shares	—	—
Class B Shares	—	—
Class C Shares	—	—
Institutional Shares	—	—
Service Shares	—	—

Total distributions to shareholders	—	—

From share transactions:

Proceeds from sales of shares	148,377,938	313,328,359
Proceeds received in connection with merger	—	—
Reinvestment of dividends and distributions	—	—
Cost of shares repurchased	(272,991,430)	(657,684,172)

Net increase (decrease) in net assets resulting from share transactions	(124,613,492)	(344,355,813)

TOTAL INCREASE (DECREASE)	(26,051,430)	(195,608,081)

Net assets:

Beginning of period	1,924,674,566	2,120,282,647

End of period	$1,898,623,136	$1,924,674,566

Accumulated undistributed net investment income (loss)	$7,573,686	$231,054

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GROWTH EQUITY FUNDS

Strategic Growth Fund		Concentrated Growth Fund		Growth Opportunities Fund

For the		For the		For the
Six Months		Six Months		Six Months
Ended	For the	Ended	For the	Ended	For the
February 28,	Year Ended	February 28,	Year Ended	February 28,	Year Ended
2005	August 31,	2005	August 31,	2005	August 31,
(Unaudited)	2004	(Unaudited)	2004	(Unaudited)	2004

$1,442,746	$(1,195,883)	$437,584	$(443,582)	$(5,758,847)	$(7,858,365)
(659,171)	(7,492,332)	166,399	2,632,353	67,753,581	77,432,377
—	—	—	—	—	—
14,562,209	15,858,915	5,001,255	(2,547,374)	98,053,626	(18,375,575)

15,345,784	7,170,700	5,605,238	(358,603)	160,048,360	51,198,437

(30,630)	—	—	—	—	—
(739,578)	—	—	—	—	—
(4)	—	—	—	—	—
—	—	(954,804)	(162,223)	—	—
—	—	(1,401)	(337)	—	—
—	—	(4,248)	(804)	—	—
—	—	(759,009)	(108,680)	—	—
—	—	(28)	(6)	—	—

(770,212)	—	(1,719,490)	(272,050)	—	—

38,949,405	152,814,293	25,895,182	68,515,518	555,645,587	526,358,755
42,856,797	—	—	—	—	—
592,451	—	1,579,642	230,631	—	—
(69,755,876)	(95,438,994)	(18,716,341)	(38,508,678)	(176,966,870)	(295,128,596)

12,642,777	57,375,299	8,758,483	30,237,471	378,678,717	231,230,159

27,218,349	64,545,999	12,644,231	29,606,818	538,727,077	282,428,596

325,650,628	261,104,629	107,025,202	77,418,384	1,062,611,105	780,182,509

$352,868,977	$325,650,628	$119,669,433	$107,025,202	$1,601,338,182	$1,062,611,105

$673,773	$1,239	$437,584	$—	$(5,027,040)	$731,807

The accompanying notes are an integral part of these financial statements.

 GOLDMAN SACHS GROWTH EQUITY FUNDS

Notes to Financial Statements

February 28, 2005 (Unaudited)

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940 (the “Act”), as amended, as an open-end management investment company. The Trust includes the Goldman Sachs Capital Growth Fund, Goldman Sachs Strategic Growth Fund, Goldman Sachs Concentrated Growth Fund and Goldman Sachs Growth Opportunities Fund (collectively the “Funds” or individually a “Fund”). Each Fund (except the Concentrated Growth Fund) is a diversified portfolio. Concentrated Growth is a non-diversified portfolio. Each Fund offers five classes of shares — Class A, Class B, Class C, Institutional and Service.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies consistently followed by the Funds. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts. Actual results could differ from those estimates.

A. Investment Valuation — Investments in securities and investment companies traded on a U.S. securities exchange or the NASDAQ system are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If no sale occurs, securities are valued at the last bid price. Debt securities are valued at prices supplied by independent pricing services, broker/dealer-supplied valuations or matrix pricing systems. Unlisted equity and debt securities for which market quotations are available are valued at the last sale price on valuation date, or if no sale occurs, at the last bid price. Investments in investment companies (other than those that are exchange traded) are valued at the net asset value per share on the valuation date. Short-term debt obligations maturing in sixty days or less are valued at amortized cost, which approximates market value. Securities for which quotations are not readily available or are deemed to be inaccurate by the investment adviser are valued at fair value using methods approved by the Trust’s Board of Trustees.

B. Security Transactions and Investment Income — Security transactions are recorded as of the trade date. Realized gains and losses on sales of portfolio securities are calculated using the identified-cost basis. Dividend income is recorded on the ex-dividend date, net of foreign withholding taxes, if any, which are reduced by any amounts reclaimable by the Funds, where applicable. Interest income is recorded on the basis of interest accrued, premium amortized and discount accreted.

     Net investment income (other than class-specific expenses) and unrealized and realized gains or losses are allocated daily to each class of shares of the Funds based upon the relative proportion of net assets of each class.

C. Expenses — Expenses incurred by the Trust that do not specifically relate to an individual Fund of the Trust are allocated to the Funds on a straight-line or pro-rata basis depending upon the nature of the expense.

     Class A, Class B and Class C shareholders of the Funds bear all expenses and fees relating to their respective Distribution and Service Plans. Service Shares bear all expenses and fees relating to its Service and Shareholder Administration Plans. Each class of shares of the Funds separately bears its respective class-specific Transfer Agency fees.

GOLDMAN SACHS GROWTH EQUITY FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

D. Federal Taxes — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, no federal tax provisions are required. Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually.

     The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with Federal income tax rules. Therefore, the source of each Fund’s distributions may be shown in the accompanying financial statements as either from net investment income or net realized gain on investment transactions, or from paid-in capital.

E. Segregation Transactions — As set forth in the prospectus, the Funds may enter into certain derivative transactions to seek to increase total return. Forward foreign currency exchange contracts, futures contracts, written options, when-issued securities and forward commitments represent examples of such transactions. As a result of entering into these transactions, the Funds are required to segregate liquid assets on the accounting records equal to or greater than the market value of the corresponding transactions.

F. Repurchase Agreements — Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase them at a mutually agreed upon date and price. During the term of a repurchase agreement, the value of the underlying securities held as collateral on behalf of the Funds, including accrued interest, is required to equal or exceed the value of the repurchase agreement, including accrued interest. If the seller defaults or becomes insolvent, realization of the collateral by each Fund may be delayed or limited and there may be a decline in the value of the collateral during the period while the Fund seeks to assert its rights. The underlying securities for all repurchase agreements are held in safekeeping at the Funds’ custodian or designated subcustodians under triparty repurchase agreements.

     Pursuant to exemptive relief granted by the Securities and Exchange Commission (the “SEC”) and terms and conditions contained therein, the Funds, together with other registered investment companies having management agreements with Goldman Sachs Asset Management, L.P. (“GSAM”), or its affiliates, transfer uninvested cash into joint accounts, the daily aggregate balance of which is invested in one or more repurchase agreements.

3. AGREEMENTS

GSAM, an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as investment adviser pursuant to an Investment Management Agreement (the “Agreement”) with the Trust on behalf of the Funds. Under this Agreement, GSAM manages the Funds, subject to the general supervision of the Trust’s Board of Trustees.
     As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administering the Funds’ business affairs, including providing facilities, GSAM is entitled to a fee (“Management Fee”) computed daily and payable monthly, equal to an annual percentage rate of each Fund’s average daily net assets. Effective January 1, 2005, GSAM has entered into a fee reduction commitment with the Trust to reduce the contractual management fee of the Capital Growth Fund from 1.00% of the Fund’s average daily net assets to the contractual annual rate listed below. Prior to January 1, 2005, GSAM had voluntarily waived a portion of its management fee equal to 0.05% of the Fund’s average daily net assets.

 GOLDMAN SACHS GROWTH EQUITY FUNDS

Notes to Financial Statements (continued)

February 28, 2005 (Unaudited)

3. AGREEMENTS (continued)
     GSAM has voluntarily agreed to limit certain “Other Expenses” of the Funds (excluding Management fees, Distribution and Service fees, Transfer Agency fees, taxes, Service Share fees, interest, brokerage fees and litigation, indemnification, shareholder meeting and other extraordinary expenses exclusive of any expense offset arrangements) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such expense reimbursements, if any, are computed daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any.
     For the six months ended February 28, 2005, the Funds’ Management Fees and Other Expense limitations as an annual percentage rate of average daily net assets were as follows:

	Management Fee
	Contractual		Other
Fund	Annual Rate		Expense Limit

Capital Growth	1.00%	First $1 Billion of average daily net assets	0.004%
	0.90	Next $1 Billion of average daily net assets
	0.80	Over $2 Billion of average daily net assets

Strategic Growth	1.00		0.004

Concentrated Growth	1.00		0.044

Growth Opportunities	1.00		0.114

     The Trust, on behalf of the Funds, has adopted Distribution and Service Plans (the “Plans”). Under the Plans, Goldman Sachs and/or Authorized Dealers are entitled to a monthly fee for distribution services equal to, on an annual basis, 0.25%, 0.75% and 0.75% of the Funds’ average daily net assets attributable to Class A, Class B and Class C Shares, respectively. Additionally, Goldman Sachs and/or Authorized Dealers are entitled to receive under the Plans a separate fee for personal and account maintenance services equal to, on an annual basis, 0.25% of the Funds’ average daily net assets attributable to Class B and Class C Shares.
     Goldman Sachs serves as the Distributor of shares of the Funds pursuant to a Distribution Agreement. Goldman Sachs may receive a portion of the Class A sales load and Class B and Class C contingent deferred sales charges. During the six months ended February 28, 2005, Goldman Sachs advised the Funds that it retained approximately the following amounts:

		Contingent Deferred Sales Charge
	Sales Load
Fund	Class A	Class B	Class C

Capital Growth	$163,500	$500	$100

Strategic Growth	5,400	600	—

Concentrated Growth	1,200	—	—

Growth Opportunities	201,900	200	—

GOLDMAN SACHS GROWTH EQUITY FUNDS

3. AGREEMENTS (continued)
     Goldman Sachs also serves as the Transfer Agent of the Funds for a fee. The fees charged for such transfer agency services are calculated daily and payable monthly at an annual rate as follows: 0.19% of the average daily net assets for Class A, Class B and Class C Shares and 0.04% of the average daily net assets for Institutional and Service Shares.
     The Trust, on behalf of each Fund, has adopted a Service Plan and Shareholder Administration Plan (the “Plans”). These Plans allow for Service Shares to compensate service organizations for providing varying levels of personal and account administration and shareholder administration services to their customers who are beneficial owners of such shares. The Plans provide for compensation to the service organizations in an amount up to, on an annualized basis, 0.25% and 0.25%, respectively, of the average daily net asset value of the Service Shares.
     For the six months ended February 28, 2005, GSAM has voluntarily agreed to waive certain fees and reimburse other expenses. In addition, the Funds have entered into certain expense offset arrangements with the custodian resulting in a reduction in the Funds’ expenses. Goldman Sachs, as Transfer Agent, voluntarily made a payment to the Funds related to certain earnings credits that reduce transfer agent fees. These expense reductions were as follows (in thousands):

	Management	Other Expense	Transfer Agent	Custody Fee	Total Expense
Fund	Fee Waiver	Reimbursements	Credit	Reduction	Reductions

Capital Growth	$323	$333	$122	$—	$778

Strategic Growth	—	161	2	—	163

Concentrated Growth	—	65	1	—	66

Growth Opportunities	—	—	14	1	15

     At February 28, 2005, the amounts owed to affiliates were as follows (in thousands):

	Management	Distribution and	Transfer	Over Reimbursement
Fund	Fees	Service Fees	Agent Fees	of “Other Expenses”	Total

Capital Growth	$1,421	$474	$250	$—	$2,145

Strategic Growth	275	50	34	—	359

Concentrated Growth	93	13	11	36	153

Growth Opportunities	1,211	292	159	—	1,662

 GOLDMAN SACHS GROWTH EQUITY FUNDS

Notes to Financial Statements (continued)

February 28, 2005 (Unaudited)

4. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the six months ended February 28, 2005, were as follows:

Fund	Purchases	Sales and Maturities

Capital Growth	$278,599,155	$378,071,694

Strategic Growth	106,601,708	94,733,027

Concentrated Growth	25,605,089	18,738,622

Growth Opportunities	683,512,004	333,804,116

     For the six months ended February 28, 2005, Goldman Sachs earned approximately $5,900, 4,500, 7,800 and $66,000 in brokerage commissions from portfolio transactions executed on behalf of the Capital Growth, Strategic Growth, Concentrated Growth and Growth Opportunities Funds, respectively.

5. SECURITIES LENDING

Pursuant to exemptive relief granted by the SEC and the terms and conditions contained therein, the Funds may lend their securities through a securities lending agent, Boston Global Advisers (BGA) — a wholly owned subsidiary of Goldman Sachs, to certain qualified borrowers including Goldman Sachs. In accordance with the Funds’ securities lending procedures, the loans are collateralized at all times with cash and/or securities with a market value at least equal to the securities on loan. As with other extensions of credit, the Funds bear the risk of delay on recovery or loss of rights in the collateral should the borrower of the securities fail financially.
     Both the Funds and BGA receive compensation relating to the lending of the Funds’ securities. The amounts earned by the Funds for the six months ended February 28, 2005, are reported parenthetically on the Statements of Operations. The Funds invest the cash collateral received in connection with securities lending transactions in the Enhanced Portfolio of Boston Global Investment Trust, a Delaware statutory trust. The Enhanced Portfolio is exempt from registration under Section 3(c)(7) of the Act and is managed by GSAM, for which GSAM receives an investment advisory fee of up to 0.10% of the average daily net assets of the Enhanced Portfolio. The Enhanced Portfolio invests in high quality money market instruments. The Funds bear the risk of incurring a loss from the investment of cash collateral due to either credit or market factors.
     The table below details the following items as of and for the six months ended February 28, 2005:

				Earnings Received	Amounts Payable to
			Earnings of BGA	From Lending to	Goldman Sachs
	Market Value of	Cash Collateral	Relating to Securities	Goldman Sachs	Upon Return of
	Securities on Loan	Received for Loans	Loaned for the	for the	Securities Loaned
	as of	Outstanding as of	Six Months Ended	Six Months Ended	as of
Fund	February 28, 2005	February 28, 2005	February 28, 2005	February 28, 2005	February 28, 2005

Capital Growth	$95,585,617	$98,518,300	$10,975	$345	$—

Strategic Growth	2,067,890	2,087,250	718	200	—

Growth Opportunities	221,303,180	226,978,350	25,310	15,093	6,520,500

GOLDMAN SACHS GROWTH EQUITY FUNDS

6. LINE OF CREDIT FACILITY

The Funds participate in a $350,000,000 committed, unsecured revolving line of credit facility. Under the most restrictive arrangement, each Fund must own securities having a market value in excess of 300% of the total bank borrowings. This facility is to be used solely for temporary or emergency purposes. The interest rate on borrowings is based on the federal funds rate. The committed facility also requires a fee to be paid by the Funds based on the amount of the commitment which has not been utilized. During the six months ended February 28, 2005, the Funds did not have any borrowings under this facility.

7. ADDITIONAL TAX INFORMATION

As of the Funds’ most recent fiscal year end, August 31, 2004, the Funds’ capital loss carryforwards and certain timing differences on a tax basis were as follows:

	Capital Growth	Strategic Growth	Concentrated Growth	Growth Opportunities
	Fund	Fund	Fund	Fund

Capital loss carryforward:
Expiring 2010	$(196,669,376)	$(14,302,712)	$—	$—
Expiring 2011	(264,243,165)	(31,652,440)	—	(83,409,757)
Expiring 2012	—	(13,060,848)	—	—

Total capital loss carryforward	$(460,912,541)	$(59,016,000)	$—	$(83,409,757)
Timing differences (post October losses)	—	(4,398,378)	—	—

     At February 28, 2005, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes was as follows:

	Capital Growth	Strategic Growth	Concentrated Growth	Growth Opportunities
	Fund	Fund	Fund	Fund

Tax Cost	$1,702,575,288	$334,887,560	$107,998,831	$1,607,803,560

Gross unrealized gain	352,794,962	36,515,044	14,158,728	238,862,474
Gross unrealized loss	(30,241,270)	(18,088,083)	(4,167,021)	(29,249,241)

Net unrealized security gain	$322,553,692	$18,426,961	$9,991,707	$209,613,233

     The difference between book-basis and tax-basis unrealized gains is attributable primarily to wash sales.

 GOLDMAN SACHS GROWTH EQUITY FUNDS

Notes to Financial Statements (continued)

February 28, 2005 (Unaudited)

8. OTHER MATTERS

Legal Proceedings — Purported class and derivative action lawsuits were filed in April and May 2004 in the United States District Court for the Southern District of New York against GSAM and certain related parties, including certain Goldman Sachs Funds and the Trustees and Officers of the Trust. In June 2004, these lawsuits were consolidated into one action and in November 2004 a consolidated and amended complaint was filed against GSAM, Goldman Sachs and certain related parties including certain Goldman Sachs Funds and the Trustees and Officers of the Trust. The amended complaint alleges violations of the Act, the Investment Advisers Act of 1940 and New York General Business Law. The consolidated and amended complaint also asserts claims involving common law breach of fiduciary duty, aiding and abetting breach of fiduciary duty and unjust enrichment. The consolidated and amended complaint alleges, among other things, that between April 2, 1999 and January 9, 2004 (the “Class Period”), GSAM and other defendants made improper and excessive brokerage commission and other payments to brokers that sold shares of the Goldman Sachs Funds; and omitted statements of fact in registration statements and reports filed pursuant to the Act which were necessary to prevent such registration statements and reports from being materially false and misleading. The consolidated and amended complaint further alleges that the Trust’s Officers and Trustees breached their fiduciary duties by, among other things, permitting the payments to occur. The consolidated and amended complaint also alleges GSAM used 12b-1 fees for improper purposes and made improper use of soft dollars. Based on currently available information, GSAM believes that the likelihood that the purported class action lawsuits will have a material adverse financial impact on the Funds is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Goldman Sachs Funds.

In addition, on March 10, 2005 Jeanne and Don Masden filed a purported class action lawsuit in the United States District Court for the Southern District of New York against Goldman Sachs Group, Inc., GSAM, Goldman, Sachs & Co., the Trustees of the Trust and John Doe Defendants (collectively the “Defendants”). The lawsuit amends a previously-filed complaint, and alleges that the Defendants breached their fiduciary duties and duties of care owed under federal and state law by failing to ensure that equity securities held by the Goldman Sachs Funds participated in class action settlements for which they were eligible. Plaintiffs seek compensatory damages, disgorgement of the fees paid to the investment advisers and punitive damages. Based on currently available information, GSAM believes that the likelihood that the pending purported class action lawsuit will have a material adverse financial impact on the Goldman Sachs Funds is remote, and the pending action is not likely to materially affect its ability to provide investment management services to its clients, including the Goldman Sachs Funds.

Mergers and Reorganizations — At a meeting held on August 5, 2004, the Board of Trustees of the Trust approved an Agreement and Plan of Organization (“the Agreement”) providing for the tax-free acquisition of the Golden Oak Growth Portfolio by the Goldman Sachs Strategic Growth Fund. The acquisition was completed on September 28, 2004.

     Pursuant to the Agreement, the assets and liabilities of the Golden Oak Growth Portfolio (“Acquired Fund”) Institutional Class and Class A, were transferred into the Goldman Sachs Strategic Growth Fund (“Survivor”) Institutional Class and Class A, respectively, in a tax-free exchange as follows:

			Acquired Fund’s
	Exchanged Shares	Value of	Shares Outstanding
Survivor/Acquired Fund	of Survivor Issued	Exchanged Shares	as of September 28, 2004

Goldman Sachs Strategic Growth Class A/Golden Oak Growth Class A	682,200	$5,491,389	723,164

Goldman Sachs Strategic Growth Institutional Class/ Golden Oak Growth Institutional Class	4,540,293	37,365,408	4,719,198

GOLDMAN SACHS GROWTH EQUITY FUNDS

8. OTHER MATTERS (continued)
     The following chart shows the Survivor Fund’s and Acquired Fund’s aggregate net assets (immediately before and after the completion of the acquisition) and the Acquired Fund’s unrealized appreciation and capital loss carryforwards. Utilization of the Acquired Fund’s capital loss carryforward may be limited under the Internal Revenue Code.

Survivor Fund’s
	Survivor Fund’s	Acquired Fund’s			Aggregate
	Aggregate	Aggregate	Acquired Fund’s	Acquired Fund’s	Net Assets
	Net Assets	Net Assets	Unrealized	Capital Loss	Immediately
Survivor/Acquired Fund	Before Acquisition	Before Acquisition	Appreciation	Carryforward	After Acquisition

Goldman Sachs Strategic Growth/ Golden Oak Growth	$329,499,240	$42,856,797	$909,037	$(31,352,095)	$372,356,037

 GOLDMAN SACHS GROWTH EQUITY FUNDS

Notes to Financial Statements (continued)

February 28, 2005 (Unaudited)

9. SUMMARY OF SHARE TRANSACTIONS

Share activity for the six months ended February 28, 2005 is as follows:

	Capital Growth Fund		Strategic Growth Fund		Concentrated Growth Fund		Growth Opportunities Fund

	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	5,429,632	$104,337,045	2,087,167	$17,566,086	832,731	$10,247,080	9,232,218	$190,536,741
Shares issued in connection with merger	—	—	682,200	5,491,389	—	—	—	—
Reinvestments of distributions	—	—	2,512	21,829	69,024	858,655	—	—
Shares converted from Class B (a)	46,570	886,695	708	5,809	223	2,822	3,219	68,831
Shares repurchased	(8,042,429)	(154,420,582)	(4,167,342)	(34,581,441)	(932,982)	(11,423,221)	(5,421,991)	(110,748,953)

	(2,566,227)	(49,196,842)	(1,394,755)	(11,496,328)	(31,004)	(314,664)	3,813,446	79,856,619

Class B Shares
Shares sold	202,272	3,627,462	31,172	256,413	1,453	17,621	289,325	5,700,537
Reinvestments of distributions	—	—	—	—	86	1,048	—	—
Shares converted to Class A (a)	(49,839)	(886,695)	(737)	(5,809)	(226)	(2,822)	(3,334)	(68,831)
Shares repurchased	(1,475,067)	(26,442,413)	(162,200)	(1,312,046)	(835)	(10,000)	(478,423)	(9,410,103)

	(1,322,634)	(23,701,646)	(131,765)	(1,061,442)	478	5,847	(192,432)	(3,778,397)

Class C Shares
Shares sold	350,686	6,288,871	143,882	1,175,217	7,179	87,390	1,194,142	23,545,352
Reinvestments of distributions	—	—	—	—	343	4,193	—	—
Shares repurchased	(862,190)	(15,470,539)	(214,626)	(1,742,686)	(1,021)	(12,491)	(423,814)	(8,290,627)

	(511,504)	(9,181,668)	(70,744)	(567,469)	6,501	79,092	770,328	15,254,725

Institutional Shares
Shares sold	1,713,980	33,758,349	2,331,312	19,942,085	1,257,204	15,543,016	15,778,686	334,190,455
Shares issued in connection with merger	—	—	4,540,293	37,365,408	—	—	—	—
Reinvestments of distributions	—	—	64,477	570,622	57,029	715,718	—	—
Shares repurchased	(3,823,372)	(75,612,163)	(3,709,109)	(32,099,473)	(582,066)	(7,270,556)	(2,269,636)	(48,119,217)

	(2,109,392)	(41,853,814)	3,226,973	25,778,642	732,167	8,988,178	13,509,050	286,071,238

Service Shares
Shares sold	19,313	366,211	1,140	9,604	6	75	80,118	1,672,502
Reinvestments of distributions	—	—	—	—	2	28	—	—
Shares repurchased	(54,886)	(1,045,733)	(2,372)	(20,230)	(5)	(73)	(19,177)	(397,970)

	(35,573)	(679,522)	(1,232)	(10,626)	3	30	60,941	1,274,532

NET INCREASE (DECREASE)	(6,545,330)	$(124,613,492)	1,628,477	$12,642,777	708,145	$8,758,483	17,961,333	$378,678,717

(a)	Class B Shares automatically convert into Class A Shares at the end of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund.

GOLDMAN SACHS GROWTH EQUITY FUNDS

9. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity for the year ended August 31, 2004 is as follows:

	Capital Growth Fund		Strategic Growth Fund		Concentrated Growth Fund		Growth Opportunities Fund

	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	12,322,402	$225,194,591	8,513,583	$71,048,493	3,443,190	$42,060,240	17,523,657	$330,319,134
Reinvestments of distributions	—	—	—	—	10,850	128,356	—	—
Shares converted from Class B(a)	28,859	543,993	—	—	—	—	—	—
Shares repurchased	(25,840,576)	(469,353,768)	(5,899,965)	(48,658,693)	(2,472,099)	(30,186,150)	(9,778,619)	(183,518,842)

	(13,489,315)	(243,615,184)	2,613,618	22,389,800	981,941	12,002,446	7,745,038	146,800,292

Class B Shares
Shares sold	573,185	9,792,118	292,155	2,319,155	6,136	74,182	752,102	13,386,817
Reinvestments of distributions	—	—	—	—	29	337	—	—
Shares converted to Class A(a)	(30,804)	(543,993)	—	—	—	—	—	—
Shares repurchased	(3,128,568)	(53,696,607)	(322,691)	(2,557,127)	(5,831)	(71,581)	(1,022,004)	(18,569,840)

	(2,586,187)	(44,448,482)	(30,536)	(237,972)	334	2,938	(269,902)	(5,183,023)

Class C Shares
Shares sold	847,971	14,562,617	644,477	5,071,513	19,652	221,898	1,164,534	20,885,352
Reinvestments of distributions	—	—	—	—	68	792	—	—
Shares repurchased	(1,862,902)	(32,061,730)	(353,953)	(2,819,654)	(1)	(6)	(1,061,554)	(19,149,072)

	(1,014,931)	(17,499,113)	290,524	2,251,859	19,719	222,684	102,980	1,736,280

Institutional Shares
Shares sold	3,362,723	62,812,467	8,743,063	74,057,039	2,125,858	26,159,198	8,435,963	160,658,930
Reinvestments of distributions	—	—	—	—	8,506	101,140	—	—
Shares repurchased	(5,377,822)	(100,785,750)	(4,920,761)	(41,401,519)	(657,894)	(8,250,941)	(3,837,216)	(73,703,876)

	(2,015,099)	(37,973,283)	3,822,302	32,655,520	1,476,470	18,009,397	4,598,747	86,955,054

Service Shares
Shares sold	53,329	966,566	36,777	318,093	—	—	58,161	1,108,522
Reinvestments of distributions	—	—	—	—	— (b)	6	—	—
Shares repurchased	(98,440)	(1,786,317)	(241)	(2,001)	—	—	(10,022)	(186,966)

	(45,111)	(819,751)	36,536	316,092	— (b)	6	48,139	921,556

NET INCREASE (DECREASE)	(19,150,643)	$(344,355,813)	6,732,444	$57,375,299	2,478,464	$30,237,471	12,225,002	$231,230,159

(a)	Class B Shares automatically convert into Class A Shares at the end of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund.

(b)	Less than 0.5 shares.

 GOLDMAN SACHS CAPITAL GROWTH FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from			Distributions
		investment operations			to shareholders

	Net asset	Net
	value,	investment	Net realized	Total from	From net	Net asset
	beginning	income	and unrealized	investment	realized	value, end	Total
Year - Share Class	of period	(loss)(c)	gain (loss)	operations	gains	of period	return(a)

FOR THE SIX MONTHS ENDED FEBRUARY 28, (Unaudited)

2005 - Class A Shares	$18.31	$0.08	$0.86	$0.94	$—	$19.25	5.13%
2005 - Class B Shares	17.13	— (d)	0.81	0.81	—	17.94	4.73
2005 - Class C Shares	17.10	— (d)	0.81	0.81	—	17.91	4.74
2005 - Institutional Shares	18.77	0.12	0.89	1.01	—	19.78	5.38
2005 - Service Shares	18.14	0.07	0.86	0.93	—	19.07	5.13
FOR THE YEARS ENDED AUGUST 31,

2004 - Class A Shares	17.07	(0.05)	1.29	1.24	—	18.31	7.26
2004 - Class B Shares	16.09	(0.17)	1.21	1.04	—	17.13	6.46
2004 - Class C Shares	16.07	(0.17)	1.20	1.03	—	17.10	6.41
2004 - Institutional Shares	17.44	0.03	1.30	1.33	—	18.77	7.63
2004 - Service Shares	16.94	(0.07)	1.27	1.20	—	18.14	7.08

2003 - Class A Shares	15.44	— (d)	1.63	1.63	—	17.07	10.56
2003 - Class B Shares	14.66	(0.11)	1.54	1.43	—	16.09	9.75
2003 - Class C Shares	14.64	(0.11)	1.54	1.43	—	16.07	9.77
2003 - Institutional Shares	15.71	0.06	1.67	1.73	—	17.44	11.01
2003 - Service Shares	15.33	(0.01)	1.62	1.61	—	16.94	10.50

2002 - Class A Shares	19.76	(0.05)	(4.24)	(4.29)	(0.03)	15.44	(21.74)
2002 - Class B Shares	18.90	(0.18)	(4.03)	(4.21)	(0.03)	14.66	(22.31)
2002 - Class C Shares	18.88	(0.18)	(4.03)	(4.21)	(0.03)	14.64	(22.33)
2002 - Institutional Shares	20.02	0.02	(4.30)	(4.28)	(0.03)	15.71	(21.41)
2002 - Service Shares	19.63	(0.07)	(4.20)	(4.27)	(0.03)	15.33	(21.78)

2001 - Class A Shares	28.95	(0.06)	(7.23)	(7.29)	(1.90)	19.76	(26.48)
2001 - Class B Shares	27.99	(0.23)	(6.96)	(7.19)	(1.90)	18.90	(27.06)
2001 - Class C Shares	27.94	(0.22)	(6.94)	(7.16)	(1.90)	18.88	(27.00)
2001 - Institutional Shares	29.19	0.03	(7.30)	(7.27)	(1.90)	20.02	(26.18)
2001 - Service Shares	28.81	(0.08)	(7.20)	(7.28)	(1.90)	19.63	(26.58)

2000 - Class A Shares	24.96	(0.11)	6.29	6.18	(2.19)	28.95	25.70
2000 - Class B Shares	24.37	(0.30)	6.11	5.81	(2.19)	27.99	24.75
2000 - Class C Shares	24.33	(0.30)	6.10	5.80	(2.19)	27.94	24.75
2000 - Institutional Shares	25.06	— (d)	6.32	6.32	(2.19)	29.19	26.18
2000 - Service Shares	24.88	(0.13)	6.25	6.12	(2.19)	28.81	25.53

(a)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Total returns for periods less than one full year are not annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(b)	Annualized.
(c)	Calculated based on the average shares outstanding methodology.
(d)	Amount is less than $0.005 per share.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CAPITAL GROWTH FUND

					Ratios assuming
					no expense reductions

			Ratio of				Ratio of
Net assets,	Ratio of		net investment		Ratio of		net investment
at end	net expenses		income (loss)		total expenses		income (loss)		Portfolio
of period	to average		to average		to average		to average		turnover
(in 000s)	net assets		net assets		net assets		net assets		rate

$1,363,679	1.38	%(b)	0.80	%(b)	1.46	%(b)	0.72	%(b)	14%
182,557	2.13	(b)	0.05	(b)	2.21	(b)	(0.03	)(b)	14
84,162	2.13	(b)	0.05	(b)	2.21	(b)	(0.03	)(b)	14
263,025	0.98	(b)	1.22	(b)	1.06	(b)	1.14	(b)	14
5,200	1.48	(b)	0.71	(b)	1.56	(b)	0.63	(b)	14

1,343,848	1.39		(0.26)		1.47		(0.34)		43
196,910	2.14		(1.01)		2.22		(1.09)		43
89,086	2.14		(1.01)		2.22		(1.09)		43
289,239	0.99		0.14		1.07		0.06		43
5,592	1.49		(0.36)		1.57		(0.44)		43

1,483,768	1.40		0.00		1.48		(0.08)		17
226,663	2.15		(0.74)		2.23		(0.82)		17
100,027	2.15		(0.74)		2.23		(0.82)		17
303,840	1.00		0.41		1.08		0.33		17
5,985	1.50		(0.10)		1.58		(0.18)		17

1,388,868	1.43		(0.29)		1.47		(0.33)		11
238,335	2.18		(1.04)		2.22		(1.08)		11
101,783	2.18		(1.04)		2.22		(1.08)		11
316,020	1.03		0.11		1.07		0.07		11
5,976	1.53		(0.39)		1.57		(0.43)		11

2,001,259	1.44		(0.25)		1.46		(0.27)		18
338,673	2.19		(1.00)		2.21		(1.02)		18
127,839	2.19		(1.00)		2.21		(1.02)		18
444,195	1.04		0.15		1.06		0.13		18
8,979	1.54		(0.35)		1.56		(0.37)		18

2,736,484	1.45		(0.41)		1.47		(0.44)		34
451,666	2.20		(1.16)		2.22		(1.19)		34
143,126	2.20		(1.16)		2.22		(1.19)		34
497,986	1.05		—		1.07		(0.03)		34
13,668	1.55		(0.49)		1.57		(0.52)		34

 GOLDMAN SACHS STRATEGIC GROWTH FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from			Distributions
		investment operations			to shareholders

	Net asset	Net
	value,	investment	Net realized	Total from	From net	From net			Net asset
	beginning	income	and unrealized	investment	investment	realized		Total	value, end	Total
Year - Share Class	of period	(loss)(c)	gain (loss)	operations	income	gains		distributions	of period	return(a)

FOR THE SIX MONTHS ENDED FEBRUARY 28, (Unaudited)

2005 - Class A Shares	$8.07	$0.03	$0.30	$0.33	$— (d)	$—		$—	$8.40	4.11%
2005 - Class B Shares	7.76	— (d)	0.29	0.29	—	—		—	8.05	3.74
2005 - Class C Shares	7.78	— (d)	0.28	0.28	—	—		—	8.06	3.60
2005 - Institutional Shares	8.25	0.05	0.31	0.36	(0.04)	—		—	8.57	4.32
2005 - Service Shares	8.10	0.02	0.30	0.32	— (d)	—		—	8.42	3.95
FOR THE YEARS ENDED AUGUST 31,

2004 - Class A Shares	7.79	(0.04)	0.32	0.28	—	—		—	8.07	3.59
2004 - Class B Shares	7.55	(0.10)	0.31	0.21	—	—		—	7.76	2.78
2004 - Class C Shares	7.56	(0.10)	0.32	0.22	—	—		—	7.78	2.91
2004 - Institutional Shares	7.93	(0.01)	0.33	0.32	—	—		—	8.25	4.04
2004 - Service Shares	7.82	(0.05)	0.33	0.28	—	—		—	8.10	3.58

2003 - Class A Shares	6.95	(0.03)	0.87	0.84	—	—		—	7.79	12.09
2003 - Class B Shares	6.79	(0.08)	0.84	0.76	—	—		—	7.55	11.19
2003 - Class C Shares	6.80	(0.09)	0.85	0.76	—	—		—	7.56	11.18
2003 - Institutional Shares	7.05	(0.01)	0.89	0.88	—	—		—	7.93	12.48
2003 - Service Shares	6.97	(0.03)	0.88	0.85	—	—		—	7.82	12.20

2002 - Class A Shares	9.22	(0.06)	(2.21)	(2.27)	—	—	(d)	—	6.95	(24.59)
2002 - Class B Shares	9.07	(0.12)	(2.16)	(2.28)	—	—	(d)	—	6.79	(25.11)
2002 - Class C Shares	9.08	(0.12)	(2.16)	(2.28)	—	—	(d)	—	6.80	(25.08)
2002 - Institutional Shares	9.30	(0.02)	(2.23)	(2.25)	—	—	(d)	—	7.05	(24.17)
2002 - Service Shares	9.23	(0.05)	(2.21)	(2.26)	—	—	(d)	—	6.97	(24.46)

2001 - Class A Shares	12.52	(0.06)	(3.24)	(3.30)	—	—		—	9.22	(26.35)
2001 - Class B Shares	12.40	(0.13)	(3.20)	(3.33)	—	—		—	9.07	(26.84)
2001 - Class C Shares	12.42	(0.13)	(3.21)	(3.34)	—	—		—	9.08	(26.88)
2001 - Institutional Shares	12.58	(0.02)	(3.26)	(3.28)	—	—		—	9.30	(26.06)
2001 - Service Shares	12.52	(0.04)	(3.25)	(3.29)	—	—		—	9.23	(26.27)

2000 - Class A Shares	10.06	(0.06)	2.52	2.46	—	—		—	12.52	24.46
2000 - Class B Shares	10.04	(0.14)	2.50	2.36	—	—		—	12.40	23.51
2000 - Class C Shares	10.05	(0.14)	2.51	2.37	—	—		—	12.42	23.58
2000 - Institutional Shares	10.07	(0.01)	2.52	2.51	—	—		—	12.58	24.93
2000 - Service Shares	10.06	(0.04)	2.50	2.46	—	—		—	12.52	24.45

(a)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Total returns for periods less than one full year are not annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(b)	Annualized.
(c)	Calculated based on the average shares outstanding methodology.
(d)	Less than $0.005 per share.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC GROWTH FUND

					Ratios assuming no
					expense reductions

			Ratio of				Ratio of
Net assets,	Ratio of		net investment		Ratio of		net investment
end	net expenses		income (loss)		total expenses		income (loss)		Portfolio
of period	to average		to average		to average		to average		turnover
(in 000s)	net assets		net assets		net assets		net assets		rate

$168,592	1.44	%(b)	0.64	%(b)	1.53	%(b)	0.55	%(b)	27%
10,905	2.19	(b)	(0.10	)(b)	2.28	(b)	(0.19	)(b)	27
11,347	2.19	(b)	(0.11	)(b)	2.28	(b)	(0.20	)(b)	27
161,726	1.04	(b)	1.10	(b)	1.13	(b)	1.01	(b)	27
299	1.54	(b)	0.56	(b)	1.63	(b)	0.47	(b)	27

173,243	1.44		(0.47)		1.55		(0.58)		19
11,537	2.19		(1.22)		2.30		(1.33)		19
11,491	2.19		(1.22)		2.30		(1.33)		19
129,083	1.04		(0.07)		1.15		(0.18)		19
297	1.54		(0.58)		1.65		(0.69)		19

146,867	1.45		(0.49)		1.62		(0.66)		14
11,452	2.20		(1.24)		2.37		(1.41)		14
8,979	2.20		(1.24)		2.37		(1.41)		14
93,806	1.05		(0.09)		1.22		(0.26)		14
1	1.55		(0.44)		1.72		(0.61)		14

113,813	1.45		(0.66)		1.63		(0.84)		40
9,781	2.20		(1.41)		2.38		(1.59)		40
5,109	2.20		(1.41)		2.38		(1.59)		40
59,130	1.05		(0.27)		1.23		(0.45)		40
1	1.55		(0.58)		1.73		(0.76)		40

109,315	1.44		(0.52)		1.67		(0.75)		25
14,235	2.19		(1.27)		2.42		(1.50)		25
5,613	2.19		(1.27)		2.42		(1.50)		25
45,898	1.04		(0.15)		1.27		(0.38)		25
1	1.54		(0.37)		1.77		(0.60)		25

92,271	1.44		(0.50)		1.63		(0.69)		19
17,149	2.19		(1.24)		2.38		(1.43)		19
7,287	2.19		(1.24)		2.38		(1.43)		19
22,910	1.04		(0.09)		1.23		(0.28)		19
2	1.54		(0.35)		1.73		(0.54)		19

 GOLDMAN SACHS CONCENTRATED GROWTH FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from			Distributions
		investment operations			to shareholders

	Net asset	Net
	value,	investment	Net realized	Total from	From net	Net asset
	beginning	income	and unrealized	investment	realized	value, end	Total
Year - Share Class	of period	(loss)(c)	gain	operations	gains	of period	return(a)

FOR THE SIX MONTHS ENDED FEBRUARY 28, (Unaudited)

2005 - Class A Shares	$11.70	$0.04	$0.57	$0.61	$(0.19)	$12.12	5.14%
2005 - Class B Shares	11.53	(0.01)	0.57	0.56	(0.19)	11.90	4.78
2005 - Class C Shares	11.51	(0.01)	0.57	0.56	(0.19)	11.88	4.79
2005 - Institutional Shares	11.79	0.06	0.58	0.64	(0.19)	12.24	5.35
2005 - Service Shares	11.70	0.03	0.58	0.61	(0.19)	12.12	5.14
FOR THE YEAR ENDED AUGUST 31,

2004 - Class A Shares	11.64	(0.07)	0.17	0.10	(0.04)	11.70	0.84
2004 - Class B Shares	11.56	(0.16)	0.17	0.01	(0.04)	11.53	0.06
2004 - Class C Shares	11.55	(0.16)	0.16	—	(0.04)	11.51	(0.02)
2004 - Institutional Shares	11.68	(0.02)	0.17	0.15	(0.04)	11.79	1.26
2004 - Service Shares	11.64	(0.07)	0.17	0.10	(0.04)	11.70	0.84
FOR THE PERIOD ENDED AUGUST 31,

2003 - Class A Shares (commenced September 3, 2002)	10.00	(0.08)	1.72	1.64	—	11.64	16.40
2003 - Class B Shares (commenced September 3, 2002)	10.00	(0.16)	1.72	1.56	—	11.56	15.60
2003 - Class C Shares (commenced September 3, 2002)	10.00	(0.16)	1.71	1.55	—	11.55	15.50
2003 - Institutional Shares (commenced September 3, 2002)	10.00	(0.03)	1.71	1.68	—	11.68	16.80
2003 - Service Shares (commenced September 3, 2002)	10.00	(0.07)	1.71	1.64	—	11.64	16.40

(a)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Total returns for periods less than one full year are not annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(b)	Annualized.
(c)	Calculated based on the average shares outstanding methodology.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CONCENTRATED GROWTH FUND

					Ratios assuming no
					expense reductions

			Ratio of				Ratio of
Net assets,	Ratio of		net investment		Ratio of		net investment
end	net expenses		income (loss)		total expenses		income (loss)		Portfolio
of period	to average		to average		to average		to average		turnover
(in 000s)	net assets		net assets		net assets		net assets		rate

$63,063	1.48	%(b)	0.58	%(b)	1.59	%(b)	0.47	%(b)	16%
105	2.23	(b)	(0.16	)(b)	2.34	(b)	(0.27	)(b)	16
332	2.23	(b)	(0.19	)(b)	2.34	(b)	(0.30	)(b)	16
56,167	1.08	(b)	0.99	(b)	1.19	(b)	0.88	(b)	16
2	1.58	(b)	0.45	(b)	1.69	(b)	0.34	(b)	16

61,216	1.48		(0.61)		1.79		(0.92)		28
96	2.23		(1.38)		2.54		(1.69)		28
247	2.23		(1.34)		2.54		(1.65)		28
45,464	1.08		(0.20)		1.39		(0.51)		28
2	1.58		(0.61)		1.89		(0.92)		28

49,494	1.48	(b)	(0.76	)(b)	2.65	(b)	(1.93	)(b)	19
92	2.23	(b)	(1.50	)(b)	3.40	(b)	(2.67	)(b)	19
20	2.23	(b)	(1.53	)(b)	3.40	(b)	(2.70	)(b)	19
27,810	1.08	(b)	(0.32	)(b)	2.25	(b)	(1.49	)(b)	19
2	1.58	(b)	(0.72	)(b)	2.75	(b)	(1.89	)(b)	19

 GOLDMAN SACHS GROWTH OPPORTUNITIES FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from			Distributions
		investment operations			to shareholders

	Net asset
	value,	Net	Net realized	Total from	From net	Net asset
	beginning	investment	and unrealized	investment	realized	value, end	Total
Year - Share Class	of period	loss(c)	gain (loss)	operations	gains	of period	return(a)

FOR THE SIX MONTHS ENDED FEBRUARY 28, (Unaudited)

2005 - Class A Shares	$18.58	$(0.09)	$2.73	$2.64	$—	$21.22	14.21%
2005 - Class B Shares	17.98	(0.16)	2.64	2.48	—	20.46	13.79
2005 - Class C Shares	17.86	(0.16)	2.63	2.47	—	20.33	13.83
2005 - Institutional Shares	18.97	(0.05)	2.79	2.74	—	21.71	14.44
2005 - Service Shares	18.46	(0.10)	2.72	2.62	—	21.08	14.19
FOR THE YEARS ENDED AUGUST 31,

2004 - Class A Shares	17.38	(0.15)	1.35	1.20	—	18.58	6.90
2004 - Class B Shares	16.94	(0.28)	1.32	1.04	—	17.98	6.14
2004 - Class C Shares	16.83	(0.28)	1.31	1.03	—	17.86	6.12
2004 - Institutional Shares	17.67	(0.08)	1.38	1.30	—	18.97	7.36
2004 - Service Shares	17.29	(0.17)	1.34	1.17	—	18.46	6.77

2003 - Class A Shares	14.09	(0.12)	3.41	3.29	—	17.38	23.35
2003 - Class B Shares	13.84	(0.22)	3.32	3.10	—	16.94	22.40
2003 - Class C Shares	13.74	(0.22)	3.31	3.09	—	16.83	22.49
2003 - Institutional Shares	14.27	(0.06)	3.46	3.40	—	17.67	23.83
2003 - Service Shares	14.03	(0.13)	3.39	3.26	—	17.29	23.24

2002 - Class A Shares	18.11	(0.15)	(3.87)	(4.02)	—	14.09	(22.20)
2002 - Class B Shares	17.92	(0.27)	(3.81)	(4.08)	—	13.84	(22.77)
2002 - Class C Shares	17.80	(0.27)	(3.79)	(4.06)	—	13.74	(22.81)
2002 - Institutional Shares	18.26	(0.08)	(3.91)	(3.99)	—	14.27	(21.89)
2002 - Service Shares	18.05	(0.16)	(3.86)	(4.02)	—	14.03	(22.27)

2001 - Class A Shares	19.50	(0.14)	(0.66)	(0.80)	(0.59)	18.11	(4.17)
2001 - Class B Shares	19.45	(0.28)	(0.66)	(0.94)	(0.59)	17.92	(4.92)
2001 - Class C Shares	19.31	(0.28)	(0.64)	(0.92)	(0.59)	17.80	(4.85)
2001 - Institutional Shares	19.59	(0.07)	(0.67)	(0.74)	(0.59)	18.26	(3.79)
2001 - Service Shares	19.45	(0.16)	(0.65)	(0.81)	(0.59)	18.05	(4.24)

2000 - Class A Shares	10.13	(0.11)	9.71	9.60	(0.23)	19.50	95.73
2000 - Class B Shares	10.18	(0.24)	9.74	9.50	(0.23)	19.45	94.27
2000 - Class C Shares	10.10	(0.24)	9.68	9.44	(0.23)	19.31	94.43
2000 - Institutional Shares	10.13	(0.04)	9.73	9.69	(0.23)	19.59	96.67
2000 - Service Shares	10.12	(0.12)	9.68	9.56	(0.23)	19.45	95.41

(a)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Total returns for periods less than one full year are not annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(b)	Annualized.
(c)	Calculated based on the average shares outstanding methodology.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GROWTH OPPORTUNITIES FUND

					Ratios assuming no
					expense reductions

			Ratio of				Ratio of
Net assets,	Ratio of		net investment		Ratio of		net investment
end	net expenses		loss		total expenses		loss		Portfolio
of period	to average		to average		to average		to average		turnover
(in 000s)	net assets		net assets		net assets		net assets		rate

$784,181	1.48	%(b)	(0.92	)%(b)	1.48	%(b)	(0.92	)%(b)	26%
93,918	2.23	(b)	(1.67	)(b)	2.23	(b)	(1.67	)(b)	26
94,277	2.23	(b)	(1.67	)(b)	2.23	(b)	(1.67	)(b)	26
626,005	1.08	(b)	(0.51	)(b)	1.08	(b)	(0.51	)(b)	26
2,957	1.58	(b)	(1.02	)(b)	1.58	(b)	(1.02	)(b)	26

615,510	1.49		(0.80)		1.49		(0.80)		51
85,969	2.24		(1.55)		2.24		(1.55)		51
69,067	2.24		(1.55)		2.24		(1.55)		51
290,601	1.09		(0.40)		1.09		(0.40)		51
1,464	1.59		(0.87)		1.59		(0.87)		51

441,187	1.53		(0.80)		1.53		(0.80)		66
85,601	2.28		(1.56)		2.28		(1.56)		66
63,358	2.28		(1.56)		2.28		(1.56)		66
189,498	1.13		(0.41)		1.13		(0.41)		66
539	1.63		(0.90)		1.63		(0.90)		66

368,361	1.51		(0.87)		1.51		(0.87)		69
68,639	2.26		(1.62)		2.26		(1.62)		69
47,581	2.26		(1.62)		2.26		(1.62)		69
134,954	1.11		(0.47)		1.11		(0.47)		69
471	1.61		(0.99)		1.61		(0.99)		69

428,981	1.54		(0.74)		1.54		(0.74)		66
73,776	2.29		(1.49)		2.29		(1.49)		66
47,738	2.29		(1.49)		2.29		(1.49)		66
128,182	1.14		(0.34)		1.14		(0.34)		66
232	1.64		(0.84)		1.64		(0.84)		66

188,199	1.52		(0.64)		1.61		(0.73)		73
42,061	2.27		(1.38)		2.36		(1.47)		73
26,826	2.27		(1.38)		2.36		(1.47)		73
49,921	1.12		(0.23)		1.21		(0.32)		73
3	1.62		(0.69)		1.71		(0.78)		73

Fund Expenses (Unaudited) — Six Month Period Ended February 28, 2005

          As a shareholder of Class A, Class B, Class C, Institutional or Service Shares of the Funds you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments (with respect to Class A Shares) or contingent deferred sales charges (loads) on redemptions (with respect to Class B and Class C Shares); and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (with respect to Class A, Class B and Class C Shares); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class B, Class C, Institutional and Service Shares of the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

          The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from September 1, 2004 through February 28, 2005.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

          Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Capital Growth Fund				Strategic Growth Fund

				Expenses				Expenses
	Beginning	Ending		Paid for the	Beginning	Ending		Paid for the
	Account Value	Account Value		6 months ended	Account Value	Account Value		6 months ended
Share Class	9/1/04	2/28/05		2/28/05*	9/1/04	2/28/05		2/28/05*

Class A
Actual	$1,000	$1,051.30		$7.03	$1,000	$1,041.10		$7.30
Hypothetical 5% return	1,000	1,017.94	+	6.92	1,000	1,017.64	+	7.22

Class B
Actual	1,000	1,047.30		10.82	1,000	1,037.40		11.08
Hypothetical 5% return	1,000	1,014.22	+	10.64	1,000	1,013.92	+	10.95

Class C
Actual	1,000	1,047.40		10.82	1,000	1,036.00		11.07
Hypothetical 5% return	1,000	1,014.22	+	10.64	1,000	1,013.92	+	10.95

Institutional
Actual	1,000	1,053.80		5.00	1,000	1,043.20		5.29
Hypothetical 5% return	1,000	1,019.92	+	4.92	1,000	1,019.62	+	5.23

Service
Actual	1,000	1,051.30		7.54	1,000	1,039.50		7.81
Hypothetical 5% return	1,000	1,017.45	+	7.41	1,000	1,017.14	+	7.72

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Concentrated Growth Fund				Growth Opportunities Fund

				Expenses				Expenses
	Beginning	Ending		Paid for the	Beginning	Ending		Paid for the
	Account Value	Account Value		6 months ended	Account Value	Account Value		6 months ended
Share Class	9/1/04	2/28/05		2/28/05*	9/1/04	2/28/05		2/28/05*

Class A
Actual	$1,000	$1,051.40		$7.53	$1,000	$1,142.10		$7.86
Hypothetical 5% return	1,000	1,017.45	+	7.41	1,000	1,017.45	+	7.40

Class B
Actual	1,000	1,047.80		11.32	1,000	1,137.90		11.81
Hypothetical 5% return	1,000	1,013.74	+	11.13	1,000	1,013.74	+	11.13

Class C
Actual	1,000	1,047.90		11.34	1,000	1,138.30		11.83
Hypothetical 5% return	1,000	1,013.72	+	11.15	1,000	1,013.73	+	11.14

Institutional
Actual	1,000	1,053.50		5.51	1,000	1,144.40		5.76
Hypothetical 5% return	1,000	1,019.42	+	5.42	1,000	1,019.42	+	5.42

Service
Actual	1,000	1,051.40		8.05	1,000	1,141.90		8.41
Hypothetical 5% return	1,000	1,016.95	+	7.91	1,000	1,016.94	+	7.92

*	Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended 2/28/05. Expenses are calculated by multiplying the annualized expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the calendar year. The expense ratios for the period were as follows:

Fund	Class A	Class B	Class C	Institutional	Service

Capital Growth Fund	1.38%	2.13%	2.13%	0.98%	1.48%
Strategic Growth Fund	1.44	2.19	2.19	1.04	1.54
Concentrated Growth Fund	1.48	2.23	2.23	1.08	1.58
Growth Opportunities Fund	1.48	2.23	2.23	1.08	1.58

+	Hypothetical expenses are based on each Fund’s actual annualized expense ratios and an assumed rate of return of 5% per year before expenses.

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, **Goldman Sachs Asset Management, L.P.** and other units of the **Investment Management Division** of Goldman Sachs serve a diverse set of clients worldwide, including private institutions, public entities and individuals. With portfolio management teams located around the world — and $451.3 billion in assets under management as of December 31, 2004 — our investment professionals bring firsthand knowledge of local markets to every investment decision, making us one of the few truly global asset managers.

THE GOLDMAN SACHS ADVANTAGE

Our goal is to deliver:

Strong, Consistent Investment Results

- Global Resources and Global Research
- Team Approach
- Disciplined Processes

Innovative, Value-Added Investment Products

- Thoughtful Solutions
- Risk Management

Outstanding Client Service

- Dedicated Service Teams
- Excellence and Integrity

GOLDMAN SACHS FUNDS

In building a globally diversified portfolio, you can select from more than 50 Goldman Sachs Funds and gain access to investment opportunities across borders, investment styles, asset classes and security capitalizations.


INTERNATIONAL EQUITY
Higher Risk/Return
DOMESTIC EQUITY
ASSET ALLOCATION PORTFOLIOS
SPECIALTY
FIXED INCOME
MONEY MARKET
Lower Risk/Return

International Equity Funds

- Asia Growth Fund
- Emerging Markets Equity Fund
- International Growth Opportunities Fund
- Japanese Equity Fund
- European Equity Fund
- International Equity Fund
- CORE℠ International Equity Fund

Domestic Equity Funds

- Small Cap Value Fund
- CORE℠ Small Cap Equity Fund
- Mid Cap Value Fund
- Concentrated Growth Fund
- Growth Opportunities Fund
- Research Select Fund℠
- Strategic Growth Fund
- Capital Growth Fund
- Large Cap Value Fund
- Growth and Income Fund
- CORE℠ Large Cap Growth Fund
- CORE℠ Large Cap Value Fund
- CORE℠ U.S. Equity Fund

Specialty Funds

- Tollkeeper Fund℠
- CORE℠ Tax-Managed Equity Fund
- Real Estate Securities Fund

Asset Allocation Funds

- Balanced Fund
- Asset Allocation Portfolios

Fixed Income Funds

- Emerging Markets Debt Fund
- High Yield Fund
- High Yield Municipal Fund
- Global Income Fund
- Investment Grade Credit Fund
- Core Fixed Income Fund
- U.S. Mortgages Fund
- Municipal Income Fund
- Government Income Fund
- Short Duration Tax-Free Fund
- Short Duration Government Fund
- Ultra-Short Duration Government Fund
- Enhanced Income Fund

Money Market Funds[1]

[1] An investment in a money market fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.

The Goldman Sachs Research Select Fund℠, Tollkeeper Fund℠ and CORE℠ are registered service marks of Goldman, Sachs & Co.

GOLDMAN SACHS ASSET MANAGEMENT, L.P. 32 OLD SLIP, 32ND FLOOR, NEW YORK, NEW YORK 10005 TRUSTEES OFFICERS Ashok N. Bakhru, Chairman Kaysie P. Uniacke, President John P. Coblentz, Jr. James A. Fitzpatrick, Vice President Patrick T. Harker James A. McNamara, Vice President Mary Patterson McPherson John M. Perlowski, Treasurer Alan A. Shuch Howard B. Surloff, Secretary Wilma J. Smelcer Richard P. Strubel Kaysie P. Uniacke GOLDMAN, SACHS & CO. GOLDMAN SACHS ASSET MANAGEMENT, L.P. Distributor and Transfer Agent Investment Adviser Visit our Web site at www.gs.com/funds to obtain the most recent month-end returns The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed. A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (I) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (II) on the Securities and Exchange Commission Web site at http://www.sec.gov. The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the Commission’s website at http://www.sec.gov. The Funds’ Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Form N-Q may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders). The Funds are subject to the risk of rising and falling stock prices. In recent years, the U.S. stock market has experienced substantial price volatility. The Strategic Growth Fund may participate in the Initial Public Offering (IPO) market, and a portion of the Fund’s returns consequently may be attributable to its investment in IPOs, which may have a magnified impact due to the Fund’s small asset base. As the Fund’s assets grow, it is probable that the effect of the Fund’s investment in IPOs on its total returns may not be as significant. The Concentrated Growth Fund is not diversified. Due to the smaller number of stocks generally held in the portfolio, the Fund may be subject to greater risks than a more diversified fund. A change in the value of any single holding may affect the overall value more than it would affect a diversified fund that holds more investments. Holdings and allocations shown are unaudited, and may not be representative of current or future investments. Holdings and allocations may not include the Fund’s entire investment portfolio, which may change at any time. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus. Please consider a Fund’ s objectives, risks, and charges and expenses, and read the Prospectus carefully before investing. The Prospectus contains this and other information about the Funds. Copyright 2005 Goldman, Sachs & Co. All rights reserved. Date of first use: April 29, 2005 / 05-606 G ROWTHSAR / 159.4 /04-05

ITEM 2.	CODE OF ETHICS. — Not applicable to the Semi-Annual Report for the period ended February 28, 2005

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT. — Not applicable to the Semi-Annual Report for the period ended February 28, 2005

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES. — Not applicable to the Semi-Annual Report for the period ended February 28, 2005

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS. There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940), as enhanced as described below, were effective as of a date within 90 days prior to the filing date of this report (the “Evaluation Date”), based on their evaluation of the effectiveness of the Registrant's disclosure controls and procedures as of the Evaluation Date.

(b)	During the filing period of this report, the Registrant enhanced its control environment to ensure the increased tracking and filing of class action claims with respect to securities owned by the Funds and the recognition of gain contingencies on the financial statements. See the footnotes to the financial statements of the CORE Large Cap Growth Fund and Growth and Income Fund regarding related receivables for these Funds. Fund management has discussed these matters with the Registrant’s Audit Committee and auditors.

ITEM 12.	EXHIBITS.

(a)(1)	Goldman Sachs Trust’s Code of Ethics for Principal Executive and Senior Financial Officers is incorporated by reference to Exhibit 11(a)(1) of the registrant’s Form N-CSR filed on March 8, 2004 for its Real Estate Securities Fund (Accession Number 0000950123-04-0002984).

(a)(2)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs Trust

By:	/s/ Kaysie P. Uniacke

Kaysie P. Uniacke
President/Principal Executive Officer
Goldman Sachs Trust

Date:	May 9, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Kaysie P. Uniacke

Kaysie P. Uniacke
President/Principal Executive Officer
Goldman Sachs Trust

Date:	May 9, 2005

By:	/s/ John M. Perlowski

John M. Perlowski
Treasurer/Principal Financial Officer
Goldman Sachs Trust

Date:	May 9, 2005